SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒)

Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Velocity Express Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VELOCITY EXPRESS CORPORATION

One Morningside Drive North

Building B-Suite 300

Westport, CT 06880

January     , 2006

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders of Velocity Express Corporation to be held at Stamford Sheraton, 2701 Summer Street, Stamford, Connecticut 06905, on January 27, 2006, at 3:00 p.m. local time.

At the meeting you will be asked to vote:

1.	To approve certain terms of our Series P Convertible Preferred Stock (“Series P”) to permit the Company to (a) issue additional Series P as payment-in-kind dividends, (b) issue additional conversion shares pursuant to anti-dilution provisions of the Series P, and (c) exercise of the A Warrant and B Warrant issuable in connection with the Series P; and

2.	To approve certain terms of our Series N Convertible Preferred Stock (“Series N”) to permit the Company to issue additional Series N as payment-in-kind dividends, and the issuance of additional conversion shares pursuant to anti-dilution provisions thereof; and

3.	To approve certain terms of our Series O Convertible Preferred Stock (“Series O”) to permit the Company to issue additional Series O as payment-in-kind dividends, and the issuance of additional conversion shares pursuant to anti-dilution provisions thereof.

Whether or not you are able to attend the meeting in person, I urge you to sign and date the enclosed proxy card and return it in the enclosed envelope. If you do attend the meeting in person, you may withdraw your proxy and vote personally on any matters properly brought before the meeting.

Please note that the Company’s address is One Morningside Drive North, Building B—Suite 300, Westport, CT 06880. Our phone number is (612) 337-4525. I look forward to seeing you at our meeting.

Sincerely,

VELOCITY EXPRESS CORPORATION

Vincent A. Wasik

Chairman of the Board

Chief Executive Officer

VELOCITY EXPRESS CORPORATION

One Morningside Drive North,

Building B-Suite 300, Westport, CT 06880

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 27, 2006

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Velocity Express Corporation, a Delaware corporation (the “Company”), will be held at Stamford Sheraton, 2701 Summer Street, Stamford, Connecticut 06905, on January 27, 2006, at 3:00 p.m. local time, and at any adjournment or postponement thereof, for the following purposes, as more fully described in the accompanying proxy statement:

1.	To approve certain terms of our Series P Convertible Preferred Stock (“Series P”) to permit the Company to (a) issue additional Series P as payment-in-kind dividends, (b) issue additional conversion shares pursuant to anti-dilution provisions of the Series P, and (c) exercise of the A Warrant and B Warrant issuable in connection with the Series P; and

2.	To approve certain terms of our Series N Convertible Preferred Stock (“Series N”) to permit the Company to issue additional Series N as payment-in-kind dividends, and the issuance of additional conversion shares pursuant to anti-dilution provisions thereof; and

3.	To approve certain terms of our Series O Convertible Preferred Stock (“Series O”) to permit the Company to issue additional Series O as payment-in-kind dividends, and the issuance of additional conversion shares pursuant to anti-dilution provisions thereof.

Only stockholders of record holding our Common Stock, Series M Convertible Preferred Stock, Series N Convertible Preferred Stock and Series O Convertible Preferred Stock at the close of business on December 23, 2005, are entitled to receive notice of, and to vote at, the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Wesley C. Fredenburg

Secretary

Minneapolis, Minnesota

January     , 2006

All stockholders are cordially invited and requested to attend the meeting in person. Stockholders who are unable to attend in person are requested to complete, date and sign the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Your proxy is being solicited by the Board of Directors of the Company. Your attendance at the meeting, whether in person or by proxy, is important to ensure a quorum. If you return your proxy, you still may vote your shares in person by giving written notice (by subsequent proxy or otherwise) to the Secretary of the Company at any time prior to the vote at the meeting.

VELOCITY EXPRESS CORPORATION

One Morningside Drive North,

Building B-Suite 300, Westport CT 06880

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 27, 2006

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Velocity Express Corporation, a Delaware corporation (the “Company”), for use at the Special Meeting of Stockholders (the “Meeting”) to be held at Stamford Sheraton, 2701 Summer Street, Stamford, Connecticut 06905, on January 27, 2006 at 3:00 p.m., local time, and at any adjournment or postponement thereof. All voting securities represented by properly executed and returned proxies, unless such proxies have previously been revoked, will be voted at the Meeting and, where the manner of voting is specified on the proxy, will be voted in accordance with such specifications. Voting securities represented by properly executed and returned proxies on which no specification has been made will be voted for the approval of Proposals 1, 2 and 3, as described more fully below. If any other matters are properly presented at the Meeting for action, including a question of adjourning or postponing the Meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

The notice of meeting, this proxy statement and the related proxy card are first being mailed to stockholders on or about January 12, 2006.

Record Date and Outstanding Voting Securities

The Board has fixed the close of business on December 23, 2005, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or at any adjournment or postponement thereof. As of December 23, 2005, the following classes of securities of the Company were outstanding: 16,402,884 shares of Common Stock, par value $0.004 per share (“Common Stock”), 5,468,250 shares of Series M Convertible Preferred Stock, par value $0.004 per share (“Series M Preferred”), 1,945,941 shares of Series N Convertible Preferred Stock, par value $0.004 per share (“Series N Preferred”), and 510,068 shares of Series O Convertible Preferred Stock, par value $0.004 per share (“Series O Preferred”). Holders of our Series P Convertible Preferred Stock, par value $0.004 (“Series P Preferred”) do not have voting rights. As of the record date, the Company had 187 stockholders of record of Common Stock, 25 stockholders of record of Series M Preferred, 10 stockholders of record of Series N Preferred, and 10 stockholders of record of Series O Preferred. The outstanding shares of Series M Preferred, Series N Preferred and Series O Preferred are collectively referred to herein as the “Prior Preferred.”

With respect to the proposals submitted to the stockholders, each share of Common Stock is entitled to one vote and each share of Series M Preferred, Series N Preferred and Series O Preferred is entitled to one vote for each share of Common Stock issuable upon conversion of each share of Series M Preferred, Series N Preferred and Series O Preferred, respectively. As of December 23, 2005, stockholders were entitled to cast the following numbers of votes:

Class Outstanding	Number of Shares of Class Outstanding	Approximate Number of Voting Shares of Common Stock for Each Share of Preferred(1)	Aggregate Number of Outstanding Votes Per Class
Common Stock	16,402,884	1.0	16,402,884
Series M Preferred	5,468,250	1.02	5,586,563
Series N Preferred	1,945,941	1.02	1,991,168
Series O Preferred	510,068	1.04	532,944

Total Outstanding Votes			24,513,559

(1)	Number of voting shares of Common Stock is an approximation due to rounding.

Revocability of Proxies

A stockholder may revoke his or her proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Meeting and notifying the Secretary of the Company that the stockholder will vote his or her shares in person. Any written notice or subsequent proxy should be delivered to Velocity Express Corporation, One Morningside Drive North, Building B-Suite 300, Westport CT 06880, Attention: Wesley C. Fredenburg, or hand-delivered to Mr. Fredenburg before the vote at the Meeting.

Quorum and Voting

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock, and the holders of a majority of the outstanding shares of each separate series of Prior Preferred, is necessary to constitute a quorum at the Meeting. All votes will be tabulated by the inspector of election for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Approval of Proposals 1, 2 and 3 requires the affirmative vote of holders of a majority of the voting power of the shares of Common Stock and Prior Preferred, present in person or represented by proxy and entitled to vote at the Meeting, voting together as a single group.

Abstentions and Broker Non-Votes

Abstentions and “broker non-votes” (shares identified as held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and that the broker or nominee does not have discretionary power to vote on a particular matter) will be counted toward determining the presence of a quorum for the transaction of business, but will not be counted for any purpose in determining whether a proposal has been approved. If a properly executed proxy is returned and the stockholder has abstained from voting on any matter, the shares represented by such proxy will be considered for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter.

If a properly executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

Appraisal or Dissenters’ Rights

Under Delaware law, stockholders are not entitled to appraisal rights in connection with any of the Proposals in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of December 23, 2005, we had issued and outstanding 16,402,884 shares of common stock, 5,468,250 shares of Series M Preferred, 1,945,941 shares of Series N Preferred, 510,068 shares of Series O Preferred and                  shares of Series P Preferred. The following tables contain certain information known to us regarding beneficial ownership of our outstanding voting securities as of December 23, 2005, by (i) each person who is known to us to own beneficially more than five percent of each class of our voting securities, (ii) each of our directors, (iii) each of our named executive officers, and (iv) all executive officers and directors as a group. Beneficial ownership listed in the tables below based on ownership of our convertible preferred shares reflects common stock equivalents. Each share of common stock is entitled to one vote. For purposes of voting as of December 23, 2005, each holder of Series M Preferred, Series N Preferred and Series O Preferred is entitled to vote a number of votes equal to the ratio of the Series M Preferred, Series N Preferred and Series O Preferred stated value to market price multiplied by the number of shares held by such holder, rounded down to the nearest whole number.

Unless otherwise noted and subject to applicable community property laws, each person identified below has sole voting and investment power with respect to such shares and the address of each person identified below is Velocity Express Corporation, One Morningside Drive North, Bldg. B, Suite 300, Westport, Connecticut 06880. Beneficial ownership is determined in accordance with the rules of the SEC and includes the class of capital stock identified on each table and securities convertible into or exercisable for the class of capital stock identified on each table owned by or for, among others, the spouse, children or certain other relatives of such person, as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days of December 23, 2005.

Reference made herein to TH Lee Putnam Ventures (“THLPV”) includes TH Lee Putnam Ventures, L.P., TH Lee Putnam Parallel Ventures, L.P., THLi Co Investment Partners, LLC, and Blue Star I, LLC.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Owned(1)
TH Lee Putnam Ventures(2) 200 Madison Avenue, Suite 2225, New York, NY 10016	11,112,942	67.7%

James G. Brown(3) 200 Madison Avenue, Suite 2225, New York, NY 10016	11,113,212	72.2%

Alexander I. Paluch(4)	388,396	2.4%

Vincent A. Wasik(5)	422,242	2.6%

East River Ventures II, LP(6) 645 Madison Avenue, Ste 2200, New York, NY 10022	356,426	2.2%

MCG Global LLC(7) One Morningside Drive N., Ste 200, Westport, CT 06880	166,128	1.0%

Jeffrey Hendrickson 5674 Shaddlelee Lane W., Fort Meyers, FL 33919	36,254	*

Andrew B. Kronick(8)	13,634	*

Wesley C. Fredenburg(9)	19,358	*

Richard A. Kassar	280	*

Leslie E. Grodd	—	*

John J. Perkins	—	*

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Owned(1)

Daniel R. DeFazio	—	*

All directors and officers as a group (10 persons)(10)	12,013,068	73.2%

*	Represents less than 1%

(1)	Percentage of beneficial ownership is based on 16,402,884 shares of common stock outstanding as of December 23, 2005. Beneficial ownership based upon ownership of convertible preferred stock reflects common stock equivalents on an as-if-converted basis. Common stock issuable pursuant to outstanding warrants, stock options and convertible preferred stock is deemed outstanding for computing the percentage of the holders thereof, but not for computing the percentage of any other person. More than one person may beneficially own the same shares.

(2)	Includes 10,274,604 shares of common stock, 595,161 shares of common stock issuable upon conversion of Series M Preferred, 242,777 shares of common stock issuable upon exercise of warrants and 400 shares of common stock issuable upon exercisable of options owned by THLPV.

(3)	Includes 270 restricted shares of common stock owned directly by Mr. Brown and 11,112,942 shares of common stock and shares issuable into common stock beneficially owned by THLPV, for which Mr. Brown disclaims beneficial ownership.

(4)	Consists of (i) 17,912 shares of common stock, 11,830 shares of common stock issuable upon conversion of Series M Preferred and 548 shares of common stock issuable upon exercise of warrants owned directly by Mr. Paluch; (ii) 273,557 shares of common stock, 73,931 shares of common stock issuable upon conversion of Series M Preferred and 8,938 shares of common stock issuable upon exercise of warrants owned by East River Ventures II, LP; and (iii) 2,371 shares of common stock and 207 shares of common stock issuable upon exercise of warrants owned by ERV Partners LLC.

(5)	Consists of (i) 98,961 shares of common stock, 148,791 shares of common stock issuable upon conversion of Series M Preferred, 7,932 shares of common stock issuable upon exercise of warrants, 250 shares of common stock issuable upon exercise of options and 180 shares of restricted stock owned directly by Mr. Wasik; and (ii) 161,353 shares of common stock and 4,775 shares of common stock issuable upon exercise of warrants owned by MCG Global LLC.

(6)	Consists of 273,557 shares of common stock, 73,931 shares of common stock issuable upon conversion of Series M Preferred and 8,938 shares of common stock issuable upon exercise of warrants.

(7)	Consists of 161,353 shares of common stock and 4,775 shares issuable upon exercise of warrants.

(8)	Consists of 1,400 shares issuable upon exercise of options, and 12,234 shares issuable upon exercise of warrants.

(9)	Consists of 5,724 shares of common stock owned directly, 1,400 shares issuable upon exercise of options, and 12,234 shares issuable upon exercise of warrants.

(10)	Consists of an aggregate of 10,861,896 shares of common stock, 450 shares of restricted stock, 829,713 shares of common stock issuable upon conversion of Series M Preferred, 267,786 shares issuable pursuant to presently exercisable options and warrants directly owned by directors and officers, 11,112,942 shares beneficially owned by THLPV (for which Mr. Brown disclaims beneficial ownership), 356,426 shares beneficially owned by East River Ventures II LP (for which Mr. Paluch disclaims beneficial ownership), 2,578 shares owned by ERV Partners LLC (for which Mr. Paluch disclaims beneficial ownership), and 166,128 shares beneficially owned by MCG Global LLC.

Series M Preferred Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Owned(1)
Pequot(2) 500 Nyala Farm Road, Westport, CT 06880	1,755,428	31.4%
Scorpion Capital Partners, L.P.(3) 245 Fifth Avenue, 25th Floor, New York, NY 10016	1,725,968	30.8%
Special Situations Private Equity Fund, L.P.(4) 153 E. 53rd Street, 55th Floor, New York, NY 10022	511,103	9.1%
Special Situations Fund III, L.P.(4) 153 E. 53rd Street, 55th Floor, New York, NY 10022	341,458	6.1%
TH Lee Putnam Ventures(5) 200 Madison Avenue, Suite 2225, New York, NY 10016	595,161	10.6%
James G. Brown(6) 200 Madison Avenue, Suite 2225, New York, NY 10016	595,161	10.6%
Vincent A. Wasik	148,791	2.6%
Alex Paluch	85,761	1.5%
Richard A. Kassar	—	*
Leslie E. Grodd	—	*
John J. Perkins	—	*
Wesley C. Fredenburg	—	*
Andrew B. Kronick	—	*
Jeffrey Hendrickson	—	*
Daniel R. DeFazio	—	*
All directors and executive officers as a group (10 persons)(7)	829,713	14.8%

*	Represents less than 1%

(1)	Percentage of beneficial ownership is based upon 5,468,250 shares of Series M Preferred outstanding as of December 23, 2005, which are convertible into an aggregate of 5,586,563 shares of common stock. The percentage does not consider shares of Series M Preferred based upon the right to receive PIK interest that are not issued and outstanding.

(2)	Includes the right to receive 865,246 shares by Pequot Scott Fund, L.P., the right to receive 513,237 shares by Pequot Navigator Onshore Fund, L.P. and the right to receive 376,945 shares by Pequot Navigator Offshore Fund, Inc.

(3)	Includes the right to receive 1,487,903 shares by Scorpion Capital Partners, L.P. and the right to receive 238,065 shares by Scorpion Acquisition.

(4)	MGP Advisors Limited (“MGP”) is the general partner of Special Situations Fund III, L.P. AWM Investment Company, Inc. (“AWM”) is the general partner of MGP. MG Advisers, L.L.C. (“MG”) is the general partner of and investment adviser to the Special Situations Private Equity Fund, L.P. Austin W. Marxe and David M. Greenhouse are the principal owners of MGP, AWM and MG and are principally responsible for the selection, acquisition and disposition of the portfolio securities by each investment adviser on behalf of its fund.

(5)	Includes the right to receive 328,322 shares by TH Lee Putnam Ventures, L.P., the right to receive 240,175 shares by TH Lee Putnam Parallel Ventures, L.P., the right to receive 19,226 shares by THLi Co Investment Partners, LLC, and the right to receive 7,438 shares by Blue Star I, LLC.

(6)	Consists of the right to receive shares by TH Lee Putnam Ventures, for which Mr. Brown disclaims beneficial ownership.

(7)	Consists of (i) the right to receive 234,552 shares by officers and directors; and (ii) the right to receive 595,161 shares by THLPV, for which Mr. Brown disclaims beneficial ownership.

Series N Preferred Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Owned(1)
Crestview Capital Master, LLC(1)	1,021,269	51.2%
SF Capital Partners Ltd	477,731	23.9%
Scorpion Capital Partners, LP 245 Fifth Avenue, 25th Floor, New York, NY 10016	218,843	10.9%
Gryphon Partners, LP	175,074	8.7%
James G. Brown	—	*
Vincent A. Wasik	—	*
Alex Paluch	—	*
Richard A. Kassar	—	*
Leslie E. Grodd	—	*
John J. Perkins	—	*
Wesley C. Fredenburg	—	*
Andrew B. Kronick	—	*
Jeffrey Hendrickson	—	*
Daniel R. DeFazio	—	*
All directors and executive officers as a group (10 persons)	—	*

*	Represents less than 1%

(1)	Percentage of beneficial ownership is based on 1,945,941 shares of Series N Preferred outstanding as of December 23, 2005, which are convertible into an aggregate of 1,991,168 shares of common stock. The percentage does not consider shares of Series N Preferred based upon the right to receive PIK interest that are not issued and outstanding. More than one person may be beneficially entitled to the same shares.

Series O Preferred Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Owned(1)
Gryphon Master Fund, L.P.	265,319	49.9%
GSSF Master Fund, LP	133,659	24.8%
William S. Lapp	79,595	14.9%
Smithfield Fiduciary, LLC	125,000	5.9%
James G. Brown	—	*
Vincent A. Wasik	—	*
Alex Paluch	—	*
Richard A. Kassar	—	*
Leslie E. Grodd	—	*
John J. Perkins	—	*
Wesley C. Fredenburg	—	*
Andrew B. Kronick	—	*
Jeffrey Hendrickson	—	*
Daniel R. DeFazio	—	*
All directors and executive officers as a group (10 persons)	—	*

*	Represents less than 1%

(1)	Percentage of beneficial ownership is based on 510,068 shares of Series O Preferred outstanding as of December 23, 2005, which are convertible into an aggregate of 532,944 shares of common stock. The percentage does not consider shares of Series O Preferred based upon the right to receive PIK interest that are not issued and outstanding. More than one person may be beneficially entitled to the same shares.

SERIES P PREFERRED STOCK

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Owned(1)
Longview Fund, L.P	2,423,154	77.2%
Longview Equity Fund, LP	405,878	12.9%
Longview International Equity Fund	199,910	6.3%
James G. Brown	—	*
Vincent A. Wasik	—	*
Alex Paluch	—	*
Richard A. Kassar	—	*
Leslie E. Grodd	—	*
John J. Perkins	—	*
Wesley C. Fredenburg	—	*
Andrew B. Kronick	—	*
Jeffrey Hendrickson	—	*
Daniel R. DeFazio	—	*
All directors and executive officers as a group (10 persons)	—	*

*	Represents less than 1%

(1)	Percentage of beneficial ownership is based on 3,135,672 shares of Series P Preferred outstanding as of December 23, 2005, which are convertible into an aggregate of 3,135,672 shares of common stock. The Series P Preferred does not have any voting rights, but may be converted, at any time, into common stock.

PROPOSAL 1

TO APPROVE CERTAIN TERMS OF OUR SERIES P CONVERTIBLE PREFERRED STOCK

The following summary of the terms of the private placement and the description of the Series P Preferred is intended to provide you with basic information concerning the transaction; however, it is not a substitute for reviewing the form of the Series P Preferred Certificate of Designation in its entirety, which is included as Appendix A hereto.

Series P Preferred Private Placement

On October 7, 2005, our Board designated and approved the issuance of up to 5,022,000 shares of Series P Preferred in a private placement. On October 14, 2005, the Company entered into Stock Purchase Agreements with accredited investors to sell 3,099,513 shares of the Series P Preferred at $3.34 per share for an aggregate consideration of $10,352,370 (collectively, the “Series P Stock Purchase Agreements”). The Series P Preferred is subject to the rights and preferences set forth in its certificate of designation, the Company’s Amended and Restated Certificate of Incorporation, and the Company’s bylaws. The shares of Series P Preferred sold in the private placement were unregistered and are, therefore, subject to restrictions on resale and transferability. Purchasers of the Series P Preferred in the private placement were granted registration rights with respect to shares of Common Stock into which the Series P Preferred is convertible, as described below.

Use of Proceeds

The Company has used the proceeds from the sale of the Series P Preferred for the following purposes: (i) 1% to invest in technology, (ii) 29% to strengthen its balance sheet by reducing accounts payable, and (iii) 70% for working capital. The issuance of Common Stock pursuant to the exercise of conversion rights of the Series P Preferred will not result in any net proceeds to the Company. The issuance of Common Stock as payment in-kind dividends will be in lieu of cash dividends to the holders of Series P Preferred. Net proceeds from exercise of A or B Warrants, if any, will be added to the Company’s working capital.

Nasdaq Stockholder Approval Requirements

The Company’s Common Stock is listed on the Nasdaq Capital Market. The marketplace rules of Nasdaq (the “Nasdaq Rules”) require stockholder approval if, in connection with a transaction other than a public offering, the Company issues, at a price less than the greater of book or market value, Common Stock or securities convertible into or exercisable for Common Stock which equals 20% or more of the Company’s outstanding Common Stock or 20% or more of the voting power outstanding before the issuance. The closing bid price of one share of Common Stock on the Nasdaq SmallCap Market on October 14, 2005 was $3.35. The equivalent conversion price of one share of Series P Preferred on that date was $3.34 and therefore was below the public market price of one share of Common Stock on the Nasdaq Capital Market when the Series P Preferred were sold. On October 14, 2005, the date on which shares of Series P Preferred were issued, the 3,099,513 shares of Series P Preferred outstanding were convertible into 3,099,513 shares of Common Stock, representing less than 20% of the Company’s outstanding Common Stock on that date. Therefore, shareholder approval for the issuance of the Series P Preferred was not required by the Nasdaq Rules. As described below, however, the terms of the Series P Preferred provide for the issuance of additional shares of Common Stock, or instruments convertible into Common Stock. These additional issuances could cause the Company to issue more than 20% of the Company’s outstanding Common Stock or 20% or more of the voting power outstanding before the issuance and, therefore, require shareholder approval. Specifically, and as described below in more detail, shareholder approval is required in order to (i) issue the PIK shares, (ii) issue additional shares upon a change in the conversion rate of the Series P Preferred, or (iii) issue additional shares upon exercise of the A or B Warrant.

Summary of the Material Terms of the Series P Preferred Stock

Dividends

Holders of the Series P Preferred Stock receive dividends at a rate of 8% per annum. The Series P Preferred Dividends are cumulative, whether or not earned or declared, and are paid quarterly in arrears on the first day of February, May, August and November in each year. At the election of the Company, the Series P Preferred Dividends may be paid by (a) issuing each Holder of Series P Preferred Stock such number of shares of Series P Preferred Stock equal to the Series P Preferred Dividend divided by the Series P Stated Value (“PIK Shares”), or (b) cash out of legally available funds therefor. In the event that the issuance of the PIK shares would result in the Company issuing a total number of Series P Preferred shares that, upon conversion, is in excess of 20% of the Company’s outstanding Common Stock or voting stock as of the date of the Series P Preferred Stock Purchase Agreement, the PIK shares may not be issued until the Company’s shareholders approve the issuance of the Series P PIK Shares, unless the Company is no longer subject to the rules and listing standards of the Nasdaq Capital Market. Any election by the Company to pay dividends in shares of Series P Preferred Stock or cash must be made uniformly with respect to all outstanding shares of Series P Preferred Stock for a given dividend period. No dividends may be paid on any other capital stock of the Company until all outstanding dividends for the Series M Preferred for the current fiscal year and all prior fiscal years have been paid or declared and set apart for payment. If the Company pays a dividend on the Common Stock (other than a dividend payable solely in shares of Common Stock) or any other class of capital stock of the Company, the Company must, at the same time, pay to each holder of Series P Preferred a dividend equal to the dividend that would have been payable to such holder if the shares of Series P Preferred held by such holder had been converted into Common Stock on the date of determination of holders of Common Stock entitled to receive the dividends.

Registration Rights Agreement

Under the Series P Registration Rights Agreement, the Company is obligated to file a registration statement with the Securities and Exchange Commission (the “SEC”) promptly after the Closing Date but no later than ninety days after October 14, 2005 (the “Filing Deadline”) to effect the registration for resale of the shares of Common Stock that will be issuable upon conversion of the Series P Preferred or the PIK Shares. If the registration statement is not filed by the Filing Deadline or the registration is not declared effective by the SEC within 180 days after the earlier of the Filing Deadline, the Company will be obligated to make a pro rata payment to each Investor in an amount equal to 1.5% of the aggregate amount invested by such Investor for each 30-day period or pro rata for any portion thereof that the registration statement is not filed or effective, as the case may be. Upon a change in the Series P Conversion Price such that additional shares of Common Stock become issuable upon the conversion of the Series P Preferred or the PIK Shares and upon a written demand of any Investor, the Company will have an obligation to file or have an effective registration statement covering those shares as well and will incur the same liquidated damages should it fail to do so. Promptly following the date when the Company is eligible to use a registration statement on Form S-3 to register the Common Stock issuable upon conversion of the Series P Preferred or the PIK Shares for resale, the Company shall file such S-3 registration statement and shall use commercially reasonable effort to have the S-3 registration statement declared effective. The Company will pay all expenses associated with each registration, including expenses for one counsel to the Investors and the Investor’s reasonable non-commission expenses in connection with the registration. The Series P Registration Rights Agreement provides for customary indemnification rights for both the Company and the Investors from the other party.

Redemption and Term of the Series P Preferred

The Series P Convertible Preferred Stock has a term of three years (the “Term”). At any time after the effective date of the Registration Statement and (i) prior to the Term, or (ii) upon a change of control, the Company shall have the right, but not the obligation, to redeem all or a portion of the shares of Series P Preferred by tendering to the Holder 130% of the stated value of the outstanding Series P Preferred together with all accrued dividends. At the Term, the Company shall have the right, but not the obligation, to redeem all or a portion of the shares of Series P Preferred by tendering to the Holder 100% of the Conversion Price together with all accrued but unpaid dividends. In the event that the Company elects to redeem the Series P Preferred prior to the Registration Statement becoming effective, the Company may redeem the Series P Preferred by paying to the Investor the greater of: (1) 130% of the outstanding stated value of the Series P Preferred plus accrued dividends, or (2) 100% of the stated value of the Series P Preferred plus all accrued dividends, plus 50% of the difference between the conversion price then in effect and the average closing price of the Company’s common stock for the 30 calendar days preceding such redemption.

A and B Warrants

Each holder of Series P Preferred also received an A Warrant and a B Warrant, each a warrant to purchase up to 20% of the amount of Series P Preferred purchased. The exercise of the A Warrant and B Warrant are subject to the prior approval of the Company’s shareholders. The exercise price for both the A and B Warrants is $4.00 per share. Additionally, the B Warrant is only exercisable in the event that a registration statement, allowing for the sale of the Series P Preferred, is not declared effective within 270 days of October 14, 2005. The Company has the option to redeem both the A and B Warrants in the event that the Company’s common stock maintains a closing price of at least $7.00 for twenty consecutive trading days.

Liquidation

Upon any liquidation, dissolution and winding up of the Company, each holder of Series P Preferred is entitled to receive an amount in cash equal to $3.34 for each share of Series P Preferred, plus any accrued but unpaid dividends thereon (“Series P Liquidation Preference”). If the Company’s assets are insufficient to pay all liquidation preferences for all of its preferred stock, the Company will first distribute its assets to cover the liquidation preference of the Series P Preferred and Series M Preferred and the remaining assets will be distributed between the holders of Series N Preferred and Series O Preferred, on a pro rata basis dependent on the aggregate maximum liquidation preference of all of the Series N Preferred and Series O Preferred outstanding. Any remaining assets will be distributed to holders of the Common Stock.

Voting Rights

Except as set forth below, or if the Series P Preferred is converted into voting shares of Common Stock, the holders of shares of Series P Preferred have no voting rights.

For so long as shares of Series P Preferred issued under the Series P Stock Purchase Agreements remain outstanding, the approval of the holders of 62.5% of the shares of Series P Preferred then outstanding is required for the Company to alter or change the Series P Liquidation Preference.

Conversion to Common Stock

The holders of Series P Preferred, at any time and from time to time, may convert all or any portion of the Series P Preferred, including any fraction of a share, into shares of the Common Stock (or shares or units of any security into which the Company’s Common Stock is changed). The initial conversion price for the Series P Preferred was $3.34 per common share.

The rate at which shares of Series P Preferred may be converted to Common Stock shall be adjusted, from time to time, in order to prevent dilution of this right to so convert held by the holders of the Series P Preferred. In the event the Company issues or sells any shares of Common Stock or securities convertible into or exercisable for Common Stock for a consideration per share of Common Stock received or receivable upon conversion or exercise of such securities, of less than $3.34, the conversion rate of the Series P Preferred shall be proportionately adjusted to prevent dilution. A change in the conversion rate would result in a greater number of shares of Common Stock being issued upon conversion of the Series P Preferred. These additional shares of

Common Stock could result in the Company issuing excess of 20% of the Company’s outstanding Common Stock or voting stock as of the date of the Series P Preferred Stock Purchase Agreement and, therefore, require shareholder approval.

Effect of Issuance of Series P Preferred on the Company’s Outstanding Securities

Because the Series P Preferred was sold at $3.34 per share, the issuance of the Series P Preferred was dilutive to the holders of the Company’s outstanding capital stock, including the Series M Preferred, Series N Preferred, Series O Preferred and Common Stock. Of these securities, each of the Prior Preferred carries anti-dilution provisions in their conversion or exercise rights.

The conversion prices of each of the Prior Preferred are required to be reduced on a weighted average basis concurrent with any issuance, other than certain permitted issuances, by the Company of securities for a consideration per share less than the original conversion price or each of the Prior Preferreds.

The Company did not seek the opinion of an independent financial advisor as to whether the issuance of the Series P Preferred was fair to the Company and its stockholders from a financial point of view. The Board of Directors of the Company, however, considered the Company’s financial condition, working capital needs and the market price of its Common Stock, and approved the terms and conditions of such transactions.

Financial Statements

Our annual report on Form 10-K, as amended, for the fiscal year ended July 2, 2005 includes our audited financial statements and “Management’s Discussion and Analysis,” which are incorporated by reference in this proxy statement. Our quarterly report on Form 10-Q for the fiscal quarter ended October 1, 2005 includes our unaudited financial statements and “Management’s Discussion and Analysis,” which are incorporated by reference in this proxy statement. One copy of each report accompanies this proxy statement.

Representatives of the principal accountants for the current year and the most recently completed fiscal year are expected to be present at the meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Vote Required

The affirmative vote of holders of a majority of the voting power of the shares of Common Stock and Prior Preferred, voting together as a single class, present in person or represented by proxy and entitled to vote at the Meeting, is required to approve this Proposal 1.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.

PROPOSAL 2

TO APPROVE CERTAIN TERMS OF OUR SERIES N CONVERTIBLE PREFERRED STOCK

The following summary of the terms of the private placement and the description of the Series N Preferred is intended to provide you with basic information concerning the transaction; however, it is not a substitute for reviewing the form of the Series N Preferred Certificate of Designation in its entirety, which is included as Appendix B hereto.

Series N Preferred Private Placement

On April 14, 2005, our Board designated and approved the issuance of up to 2,544,098 shares of Series N Preferred in a private placement. On April 28, 2005, the Company entered into Stock Purchase Agreements with four accredited investors to sell 2,544,097 shares of the Series N Preferred at $3.685 per share for an aggregate consideration of $9,375,000 (collectively, the “Series N Stock Purchase Agreements”). The Series N Preferred is subject to the rights and preferences set forth in its certificate of designation, the Company’s Amended and Restated Certificate of Incorporation, and the Company’s bylaws. The shares of Series N Preferred sold in the private placement were unregistered and are, therefore, subject to restrictions on resale and transferability. Purchasers of the Series N Preferred in the private placement were granted registration rights with respect to shares of Common Stock into which the Series N Preferred is convertible, as described below.

Use of Proceeds

The Company has used the proceeds from the sale of the Series N Preferred for the following purposes: (i) 2% to invest in technology, (ii) 8% to strengthen its balance sheet by reducing accounts payable, and (iii) 90% for working capital. The issuance of Common Stock pursuant to the exercise of conversion rights of the Series N Preferred will not result in any net proceeds to the Company. The issuance of Common Stock as payment in-kind dividends will be in lieu of cash dividends to the holders of Series N Preferred.

Nasdaq Stockholder Approval Requirements

The Company’s Common Stock is listed on the Nasdaq Capital Market. The marketplace rules of Nasdaq (the “Nasdaq Rules”) require stockholder approval if, in connection with a transaction other than a public offering, the Company issues, at a price less than the greater of book or market value, Common Stock or securities convertible into or exercisable for Common Stock which equals 20% or more of the Company’s outstanding Common Stock or 20% or more of the voting power outstanding before the issuance. The closing bid price of one share of Common Stock on the Nasdaq Capital Market on April 28, 2005 was $5.56. The equivalent conversion price of one share of Series N Preferred on that date was $3.685 and therefore was below the public market price of one share of Common Stock on the Nasdaq Capital Market when the Series N Preferred were sold. On April 28, 2005, the date on which shares of Series N Preferred were issued, the 2,544,097 shares of Series N Preferred outstanding were convertible into 2,544,097 shares of Common Stock, representing less than 20% of the Company’s outstanding Common Stock on that date. Therefore, shareholder approval for the issuance of the Series N Preferred was not required by the Nasdaq Rules. As described below, the terms of the Series N Preferred provide for the issuance of additional shares of Common Stock, or instruments convertible into Common Stock. These additional issuances could cause the Company to issue more than 20% of the Company’s outstanding Common Stock or 20% or more of the voting power outstanding before the issuance and, therefore, require shareholder approval. Specifically, and as described below in more detail, shareholder approval is required in order to (i) issue PIK shares, and (ii) issue additional shares upon a change in the conversion rate of the Series N Preferred.

Summary of the Material Terms of the Series N Preferred Stock

Dividends

Holders of the Series N Preferred Stock receive dividends at a rate of 6% per annum. The Series N Preferred Dividends are cumulative, whether or not earned or declared, and are paid quarterly in arrears. At the election of the Company, the Series N Preferred Dividends may be paid by (a) issuing each Holder of Series N Preferred Stock such number of shares of Series N Preferred Stock equal to the Series N Preferred Dividend divided by the Series N Stated Value (“PIK Shares”), or (b) cash out of legally available funds therefor. In the event that the issuance of the PIK shares would result in the Company issuing a total number of Series N Preferred shares that, upon conversion, is in excess of 20% of the Company’s outstanding Common Stock or voting stock as of the date of the Series N Preferred Stock Purchase Agreement, the PIK shares may not be issued until the Company’s shareholders approve the issuance of the Series N PIK Shares, unless the Company is no longer subject to the rules and listing standards of the Nasdaq Capital Market. Any election by the Company to pay dividends in shares of Series N Preferred Stock or cash must be made uniformly with respect to all outstanding shares of Series N Preferred Stock for a given dividend period. No dividends may be paid on any other capital stock of the Company until all outstanding dividends for the Series M Preferred for the current fiscal year and all prior fiscal years have been paid or declared and set apart for payment. If the Company pays a dividend on the Common Stock (other than a dividend payable solely in shares of Common Stock) or any other class of capital stock of the Company, the Company must, at the same time, pay to each holder of Series N Preferred a dividend equal to the dividend that would have been payable to such holder if the shares of Series N Preferred held by such holder had been converted into Common Stock on the date of determination of holders of Common Stock entitled to receive the dividends.

Registration Rights Agreement

Under the Series N Registration Rights Agreement, the Company was obligated to file a registration statement with the Securities and Exchange Commission (the “SEC”) no later than sixty days after April 28, 2005. The Company filed a Form S-1 registration statement covering the Common Stock into which the Series N Preferred would be converted and the Form S-1 became effective on August 5, 2005. The Company will pay all expenses associated with this registration, including expenses for one counsel to the Investors and the Investor’s reasonable non-commission expenses in connection with the registration. The Series N Registration Rights Agreement provides for customary indemnification rights for both the Company and the Investors from the other party.

Liquidation

Upon any liquidation, dissolution and winding up of the Company, each holder of Series N Preferred is entitled to receive an amount in cash equal to $3.685 for each share of Series N Preferred, plus any accrued but unpaid dividends thereon (“Series N Liquidation Preference”). If the Company’s assets are insufficient to pay all liquidation preferences for all of its preferred stock, the Company will first distribute its assets to cover the liquidation preference of the Series P Preferred and Series M Preferred and the remaining assets will be distributed between the holders of Series N Preferred and Series O Preferred, on a pro rata basis dependent on the aggregate maximum liquidation preference of all of the Series N Preferred and Series O Preferred outstanding. Any remaining assets will be distributed to holders of the Common Stock.

Voting Rights

In addition to any class voting rights provided by law and the certificate of designation of the Series N Preferred, the holders of Series N Preferred shall have the right to vote together with the holders of Common Stock as a single class on any matter on which the holders of Common Stock are entitled to vote (including the election of directors). Each holder of Series N Preferred shall be entitled to one vote for each share of Common Stock that would be issuable upon the conversion of his, her or its Series N Preferred on the record date for the determination of shareholders entitled to vote.

For so long as shares of Series N Preferred issued under the Series N Stock Purchase Agreements remain outstanding, the approval of the holders of 62.5% of the shares of Series N Preferred then outstanding is required for the Company to take any of the actions set forth in Section 6 (a)-(l) of the Series N Certificate of Designation, attached as Appendix B hereto.

Conversion to Common Stock

The holders of Series N Preferred, at any time and from time to time, may convert all or any portion of the Series N Preferred, including any fraction of a share, into shares of the Common Stock (or shares or units of any security into which the Company’s Common Stock is changed). The initial conversion price for the Series N Preferred was $3.685 per common share.

The rate at which shares of Series N Preferred may be converted to Common Stock shall be adjusted, from time to time, in order to prevent dilution of this right to so convert held by the holders of the Series N Preferred. In the event the Company issues or sells any shares of Common Stock or securities convertible into or exercisable for Common Stock for a consideration per share of Common Stock received or receivable upon conversion or exercise of such securities, of less than $3.685, the conversion rate of the Series N Preferred shall be proportionately adjusted to prevent dilution. A change in the conversion rate would result in a greater number of shares of Common Stock being issued upon conversion of the Series N Preferred. These additional shares of Common Stock could result in the Company issuing excess of 20% of the Company’s outstanding Common Stock or voting stock as of the date of the Series N Preferred Stock Purchase Agreement and, therefore, require shareholder approval.

Effect of Issuance of Series N Preferred on the Company’s Outstanding Securities

Because the Series N Preferred was sold at $3.685 per share, the issuance of the Series N Preferred was dilutive to the holders of the Company’s outstanding capital stock, including the Series M Preferred and Common Stock. Of these securities, each of the Prior Preferred carries anti-dilution provisions in their conversion or exercise rights.

The Company did not seek the opinion of an independent financial advisor as to whether the potential issuance of the Series N Preferred was fair to the Company and its stockholders from a financial point of view. The Board of Directors of the Company, however, considered the Company’s financial condition, working capital needs and the market price of its Common Stock, and approved the terms and conditions of such transactions.

Financial Statements

Our annual report on Form 10-K, as amended, for the fiscal year ended July 2, 2005 includes our audited financial statements and “Management’s Discussion and Analysis,” which are incorporated by reference in this proxy statement. Our quarterly report on Form 10-Q for the fiscal quarter ended October 1, 2005 includes our unaudited financial statements and “Management’s Discussion and Analysis,” which are incorporated by reference in this proxy statement. One copy of each report accompanies this proxy statement.

Representatives of the principal accountants for the current year and the most recently completed fiscal year are expected to be present at the meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Vote Required

The affirmative vote of holders of a majority of the voting power of the shares of Common Stock and Prior Preferred, voting together as a single class, present in person or represented by proxy and entitled to vote at the Special Meeting, is required to approve this Proposal 2.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

PROPOSAL 3

TO APPROVE CERTAIN TERMS OF OUR SERIES O CONVERTIBLE PREFERRED STOCK

The following summary of the terms of the private placement and the description of the Series O Preferred is intended to provide you with basic information concerning the transaction; however, it is not a substitute for reviewing the form of the Series O Preferred Certificate of Designation in its entirety, which is included as Appendix C hereto.

Series O Preferred Private Placement

On July 18, 2005, our Board designated and approved the issuance of up to 1,625,000 shares of Series O Preferred in a private placement. On July 20, 2005, the Company entered into Stock Purchase Agreements with four accredited investors to sell 1,400,000 shares of the Series O Preferred at $4.00 per share for an aggregate consideration of $5,500,000 (collectively, the “Series O Stock Purchase Agreements”). The Series O Preferred is subject to the rights and preferences set forth in its certificate of designation, the Company’s Amended and Restated Certificate of Incorporation, and the Company’s bylaws. The shares of Series O Preferred sold in the private placement were unregistered and are, therefore, subject to restrictions on resale and transferability. Purchasers of the Series O Preferred in the private placement were granted registration rights with respect to shares of Common Stock into which the Series O Preferred is convertible, as described below.

Use of Proceeds

The Company has used the proceeds from the sale of the Series O Preferred for the following purposes: (i) 1% to meet the requirements of Company’s independent outside public accounting firm, (ii) 9% to strengthen its balance sheet by reducing accounts payable, and (iii) 90% for working capital. The issuance of Common Stock pursuant to the exercise of conversion rights of the Series O Preferred will not result in any net proceeds to the Company. The issuance of Common Stock as payment in-kind dividends will be in lieu of cash dividends to the holders of Series O Preferred.

Nasdaq Stockholder Approval Requirements

The Company’s Common Stock is listed on the Nasdaq Capital Market. The marketplace rules of Nasdaq (the “Nasdaq Rules”) require stockholder approval if, in connection with a transaction other than a public offering, the Company issues, at a price less than the greater of book or market value, Common Stock or securities convertible into or exercisable for Common Stock which equals 20% or more of the Company’s outstanding Common Stock or 20% or more of the voting power outstanding before the issuance. The closing bid price of one share of Common Stock on the Nasdaq Capital Market on July 18, 2005 was $6.46. The equivalent conversion price of one share of Series O Preferred on that date was $4.00 and therefore was below the public market price of one share of Common Stock on the Nasdaq Capital Market when the Series O Preferred were sold. On July 18, 2005, the date on which shares of Series O Preferred were issued, the 1,400,000 shares of Series O Preferred outstanding were convertible into 1,400,000 shares of Common Stock, representing less than 20% of the Company’s outstanding Common Stock on that date. Therefore, shareholder approval for the issuance of the Series O Preferred was not required by the Nasdaq Rules. As described below, the terms of the Series O Preferred provide for the issuance of additional shares of Common Stock, or instruments convertible into Common Stock. These additional issuances could cause the Company to issue more than 20% of the Company’s outstanding Common Stock or 20% or more of the voting power outstanding before the issuance and, therefore, require shareholder approval. Specifically, and as described below in more detail, shareholder approval is required in order to (i) issue PIK shares, and (ii) issue additional shares upon a change in the conversion rate of the Series O Preferred.

Summary of the Material Terms of the Series O Preferred Stock

Dividends

Holders of the Series O Preferred Stock receive dividends at a rate of 6% per annum. The Series O Preferred Dividends are cumulative, whether or not earned or declared, and are paid quarterly in arrears. At the election of the Company, the Series O Preferred Dividends may be paid by (a) issuing each Holder of Series O Preferred Stock such number of shares of Series O Preferred Stock equal to the Series O Preferred Dividend divided by the Series O Stated Value (“PIK Shares”), or (b) cash out of legally available funds therefor. In the event that the issuance of the PIK shares would result in the Company issuing a total number of Series O Preferred shares that, upon conversion, is in excess of 20% of the Company’s outstanding Common Stock or voting stock as of the date of the Series O Preferred Stock Purchase Agreement, the PIK shares may not be issued until the Company’s shareholders approve the issuance of the Series O PIK Shares, unless the Company is no longer subject to the rules and listing standards of the Nasdaq Capital Market. Any election by the Company to pay dividends in shares of Series O Preferred Stock or cash must be made uniformly with respect to all outstanding shares of Series O Preferred Stock for a given dividend period. No dividends may be paid on any other capital stock of the Company until all outstanding dividends for the Series O Preferred for the current fiscal year and all prior fiscal years have been paid or declared and set apart for payment. If the Company pays a dividend on the Common Stock (other than a dividend payable solely in shares of Common Stock) or any other class of capital stock of the Company, the Company must, at the same time, pay to each holder of Series O Preferred a dividend equal to the dividend that would have been payable to such holder if the shares of Series O Preferred held by such holder had been converted into Common Stock on the date of determination of holders of Common Stock entitled to receive the dividends.

Registration Rights Agreement

Under the Series O Registration Rights Agreement, the Company was obligated to file a registration statement with the Securities and Exchange Commission (the “SEC”) no later than sixty days after July 18, 2005. The Company filed a Form S-1 registration statement covering the Common Stock into which the Series O Preferred may be converted and the Form S-1 became effective on August 5, 2005. The Company will pay all expenses associated with this registration, including expenses for one counsel to the Investors and the Investor’s reasonable non-commission expenses in connection with the registration. The Series O Registration Rights Agreement provides for customary indemnification rights for both the Company and the Investors from the other party.

Liquidation

Upon any liquidation, dissolution and winding up of the Company, each holder of Series O Preferred is entitled to receive an amount in cash equal to $4.00 for each share of Series O Preferred, plus any accrued but unpaid dividends thereon (“Series O Liquidation Preference”). If the Company’s assets are insufficient to pay all liquidation preferences for all of its preferred stock, the Company will first distribute its assets to cover the liquidation preference of the Series P Preferred and Series M Preferred and the remaining assets will be distributed between the holders of Series N Preferred and Series O Preferred, on a pro rata basis dependent on the aggregate maximum liquidation preference of all of the Series N Preferred and Series O Preferred outstanding. Any remaining assets will be distributed to holders of the Common Stock.

Voting Rights

In addition to any class voting rights provided by law and the certificate of designation of the Series O Preferred, the holders of Series O Preferred shall have the right to vote together with the holders of Common Stock as a single class on any matter on which the holders of Common Stock are entitled to vote (including the election of directors). Each holder of Series O Preferred shall be entitled to one vote for each share of Common Stock that would be issuable upon the conversion of his, her or its Series O Preferred on the record date for the determination of shareholders entitled to vote.

For so long as shares of Series O Preferred issued under the Series O Stock Purchase Agreements remain outstanding, the approval of the holders of 62.5% of the shares of Series O Preferred then outstanding is required for the Company to take any of the actions set forth in Section 6 (a)-(d) of the Series O Certificate of Designation, attached hereto.

Conversion to Common Stock

The holders of Series O Preferred, at any time and from time to time, may convert all or any portion of the Series O Preferred, including any fraction of a share, into shares of the Common Stock (or shares or units of any security into which the Company’s Common Stock is changed). The initial conversion price for the Series O Preferred was $4.00 per common share.

The rate at which shares of Series O Preferred may be converted to Common Stock shall be adjusted, from time to time, in order to prevent dilution of this right to so convert held by the holders of the Series O Preferred. In the event the Company issues or sells any shares of Common Stock or securities convertible into or exercisable for Common Stock for a consideration per share of Common Stock received or receivable upon conversion or exercise of such securities, of less than $4.00, the conversion rate of the Series O Preferred shall be proportionately adjusted to prevent dilution. A change in the conversion rate would result in a greater number of shares of Common Stock being issued upon conversion of the Series O Preferred. These additional shares of Common Stock could result in the Company issuing excess of 20% of the Company’s outstanding Common Stock or voting stock as of the date of the Series O Preferred Stock Purchase Agreement and, therefore, require shareholder approval.

Effect of Issuance of Series O Preferred on the Company’s Outstanding Securities

Because the Series O Preferred was sold at $4.00 per share, the issuance of the Series O Preferred was dilutive to the holders of the Company’s outstanding capital stock, including the Series M Preferred, Series N Preferred and Common Stock. Of these securities, each of the Prior Preferred carries anti-dilution provisions in their conversion or exercise rights.

The Company did not seek the opinion of an independent financial advisor as to whether the potential issuance of the Series O Preferred was fair to the Company and its stockholders from a financial point of view. The Board of Directors of the Company, however, considered the Company’s financial condition, working capital needs and the market price of its Common Stock, and approved the terms and conditions of such transactions.

Financial Statements

Our annual report on Form 10-K, as amended, for the fiscal year ended July 2, 2005 includes our audited financial statements and “Management’s Discussion and Analysis,” which are incorporated by reference in this proxy statement. Our quarterly report on Form 10-Q for the fiscal quarter ended October 1, 2005 includes our unaudited financial statements and “Management’s Discussion and Analysis,” which are incorporated by reference in this proxy statement. One copy of each report accompanies this proxy statement.

Representatives of the principal accountants for the current year and the most recently completed fiscal year are expected to be present at the meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Vote Required

The affirmative vote of holders of a majority of the voting power of the shares of Common Stock and Prior Preferred, voting together as a single class, present in person or represented by proxy and entitled to vote at the Special Meeting, is required to approve this Proposal 3.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3.

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTING

As previously reported, on November 4, 2005, Ernst & Young LLP (“E&Y”) provided notice to the Company that it would cease serving as the Company’s independent registered public accounting firm upon the earlier of completion of interim review for the Company’s interim period ended October 1, 2005 or upon the Company hiring a new independent registered public accounting firm. This amendment is being filed to report that the Company has hired a new independent registered public accounting firm and that E&Y is no longer the Company’s independent registered public accounting firm.

The reports of E&Y on the financial statements of the Company as of and for the years ended July 2, 2005 and July 3, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not further qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended July 2, 2005 and July 3, 2004 and through November 8, 2005, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference thereto in its reports on the Company’s financial statements for such years.

During the years ended July 2, 2005 and July 3, 2004 and through November 8, 2005, there have been no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K, except that in connection with the completion of the year-end audit for July 2, 2005 and July 3, 2004 E&Y advised the Company and Company’s audit committee that they noted certain matters considered to be material weaknesses and significant deficiencies in the design or operation of the Company’s internal controls that, in their judgment, could adversely affect the Company’s ability to record, process, summarize and report financial data consistent with the assertions of management in the consolidated financial statements. Specifically, E&Y recommended that the Company as of July 3, 2004 improve its entity level controls by hiring key finance personnel including a Chief Financial Officer and Corporate Controller; ensure the timely preparation of accounting reconciliations and analyses; perform timely cutoff and reviews of accounts payable; and fully reconcile cash applications on a timely basis for its accounts receivable balance. In connection with the preparation of the Company’s consolidated financial statements for the year ended July 2, 2005, E&Y recommended that the Company fully reconcile cash applications on a timely basis related to its accounts receivable accounts and hire additional finance staff so that the Company is able to prepare financial statements in a timely manner.

On November 8, 2005, the audit committee of the board of directors of the Company engaged UHY LLP (“UHY”) as the Company’s independent registered public accounting firm commencing with works to be performed in relation to our fiscal quarter ended October 1, 2005, and in connection with the audit of our financial statements for the fiscal year ending July 1, 2006. The Company has had no occasions in the past two years upon which it has consulted with UHY on any matters.

STOCKHOLDER PROPOSALS

We expect to hold our Annual Meeting of Stockholders for the year 2005 on or around March 31, 2005. If a stockholder of the Company wishes to present a proposal for consideration for inclusion in the proxy materials for the Annual Meeting of Stockholders for the year 2005, the proposal must be sent by certified mail, return receipt requested, and must be received at the executive offices of Velocity Express Corporation, at One Morningside Drive North, Building B—Suite 300, Westport, Connecticut 06880, Attention: Wesley C. Fredenburg, no later than January 31, 2006. All proposals must conform to the rules and regulations of the SEC.

Under SEC rules, if a stockholder notifies the Company of his or her intent to present a proposal for consideration at the Annual Meeting of Stockholders for the year 2005 after February 28, 2006, the Company, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary authority with respect to such proposal without including information regarding such proposal in its proxy materials.

PROXY SOLICITATION

The cost of soliciting these proxies, consisting of the printing, handling, and mailing of the proxy statement and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to the beneficial owners of stock, will be paid by the Company. In order to assure that there is a quorum present at the Meeting, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit proxies by telephone or in person. These persons will receive no extra compensation for their services.

REPORT ON FORM 10-K

Our annual report on Form 10-K, as amended, for the fiscal year ended July 2, 2005, and our quarterly report on Form 10-Q for the fiscal quarter ended October 1, 2005, accompany this proxy statement. The Company will furnish to any person whose proxy is being solicited any exhibit described in the exhibit list in the enclosed Form 10-K or the enclosed Form 10-Q, upon payment, in advance, of fees based upon the Company’s reasonable expenses in furnishing such exhibit(s), upon written or oral request. Please submit your request to:

Velocity Express Corporation

One Morningside Drive North

Building B—Suite 300

Westport, Connecticut 06880

Attention: Wesley C. Fredenburg,

Telephone: (612) 337-4525

You may also view or obtain additional copies of the Form 10-K, Form 10-Q, and our other filings on the SEC’s website at http://www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

Vincent A. Wasik

Chairman of the Board

Chief Executive Officer

Westport, Connecticut

December     , 2005

APPENDIX A

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

OF

SERIES P CONVERTIBLE PREFERRED STOCK

OF

VELOCITY EXPRESS CORPORATION

(Pursuant to Section 151 of the

Delaware General Corporation Law)

Velocity Express Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Company”), hereby certifies that, pursuant to authority vested in the Board of Directors of the Company by Article IV of the Certificate of Incorporation of the Company, the following resolution was adopted as of October 7, 2005 by the Board of Directors of the Company pursuant to Section 151 of the Delaware General Corporation Law:

“RESOLVED that, pursuant to authority vested in the Board of Directors of the Company by Article IV of the Company’s Certificate of Incorporation, out of the total authorized number of 299,515,155 shares of its preferred stock, par value $0.004 per share (“Preferred Stock”), there shall be designated a Series P, 5,022,000 shares which shall be issued in and constitute a single series to be known as “Series P Convertible Preferred Stock” (hereinafter called the “Series P Preferred Stock”). The shares of Series P Preferred Stock have the voting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions thereof set forth below:

1. Certain Definitions.

As used in this Certificate of Designations, Preferences and Rights of Series P Convertible Preferred Stock of Velocity Express Corporation, the following terms shall have the respective meanings set forth below:

“Affiliate”, as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

“Closing Date” means the Closing Date as defined in the Series P Preferred Stock Purchase Agreement.

“Common Stock” means the common stock, $0.004 par value per share, of the Company, including the stock into which the Series P Preferred Stock is convertible, and any securities into which the Common Stock may be reclassified.

“Event of Default” shall mean any of the following events, after the applicable cure period:

(i) The Corporation fails to timely pay any dividend payment or the failure to timely pay any other sum of money due to the Holder from the Corporation and such failure continues for a period of ten (10) days after written notice to the Corporation from the Holder.

(ii) The Company breaches any material covenant, term or condition of the Series P Stock Purchase Agreement, the Registration Rights Agreement or in this Certificate of Designation, and if capable of being cured such breach continues for a period of ten (10) days after written notice to the Company from the Holder.

(iii) Any material representation or warranty of the Company made in the Series P Stock Purchase Agreement, the Registration Rights Agreement or in any agreement, statement or certificate given in writing pursuant thereto shall prove to have been false or misleading at the time when made.

(vi) An order entered by a court of competent jurisdiction, or by the Securities and Exchange Commission, or by the National Association of Securities Dealers, preventing purchase and sale transactions in the Company’s Common Stock for a period of five or more consecutive trading days.

(viii) Delisting of the Common Stock from the Nasdaq Small Cap Market or such other principal market or exchange on which the Common Stock is listed for trading, if the Common Stock is not quoted or listed on such market or exchange, or quoted on the automated quotation system of a national securities association or listed on a national securities exchange, within ten (10) trading days after such delisting.

(x) Upon the occurrence of a Change in Control. A “Change in Control” shall mean (i) the Company becoming a Subsidiary of another entity, (ii) a majority of the board of directors of the Company as of the Issue Date of Series P Preferred Stock or successors appointed by the board of directors having a majority consisting of such persons or their successors no longer serving as directors of the Company except due to natural causes, (iii) if any person or entity other than officers or directors or persons or entities beneficially owning more than ten percent (10%) or more of the voting power of outstanding capital stock of the Company as of the Issue date of Series P Preferred Stock, acquires fifty percent (50%) or more of the voting power of outstanding capital stock of the Company, (iv) the sale, lease or transfer of substantially all the assets of the Company or Subsidiaries.

(xi) Upon the failure of the Company, on or before ninety (90) days after the Closing Date, to obtain Shareholder Approval, as defined in Section 4.26 the Series P Stock Purchase Agreement.

“Excluded Stock” means (A) capital stock, Options (as defined in Section 4D(1)) or Convertible Securities (as defined in Section 4D(1)) issued to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (B) shares of Common Stock issued upon the conversion or exercise of Options or Convertible Securities issued prior to the date hereof, provided that such securities have not been amended since the date hereof, and (C) shares of Common Stock issued or issuable by reason of a dividend, stock split or other distribution on shares of Common Stock (but only to the extent that such a dividend, split or distribution results in an adjustment in the Conversion Price pursuant to the other provisions of this Series N Preferred Stock).

“Market Price” means the lower of the average closing prices of the Common Stock for the five trading days preceeding (i) the date of the binding agreement to issue the Series P Preferred Stock or (ii) the date of issuance of the Series P Preferred Stock.

“Person” shall be construed in the broadest sense and means and includes any natural person, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and other entity or governmental or quasi-governmental entity.

“Registration Statement” means that registration statement required to be filed under the terms of the Series P Preferred Registration Rights Agreement.

“Series P Stated Value” means $3.34 (appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Series P Preferred Stock occurring after the date hereof).

“Series P Stock Purchase Agreement” means the stock purchase agreement entered into between the Investor and the Company for the purchase and sale of Series P Preferred Stock.

“Subsidiary” means any corporation, association or other business entity (i) at least 50% of the outstanding voting securities of which are at the time owned or controlled, directly or indirectly, by the Company; or (ii) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such Person.

“Term” means three-years from the Closing Date.

2. Dividends.

(a) Each Holder of Series P Preferred Stock, in preference and priority to the Holders of all other classes of stock other than Holders of the Series M Preferred Stock, shall be entitled to receive, with respect to each share of Series P Preferred Stock then outstanding and held by such Holder of Series P Preferred Stock, dividends, commencing from the date of issuance of such share of Series P Preferred Stock, at the rate of eight percent (8%) per annum of the Series P Stated Value (the “Series P Preferred Dividends”), subject to the adjustment provisions in Section 4 (c). The Series P Preferred Dividends shall be cumulative, whether or not earned or declared, and shall be paid quarterly in arrears on the first day of February, May, August and November in each year. At the election of the Company, the Series P Preferred Dividends shall be paid by (a) issuing each Holder of Series P Preferred Stock such number of shares of Series P Preferred Stock equal to the Series P Preferred Dividend divided by the Series P Stated Value (“PIK Shares”), or (b) cash out of legally available funds therefor. In the event that the issuance of the PIK shares would result in the Company issuing a total number of Series P Preferred shares that, upon conversion, is in excess of 20% of the Company’s outstanding Common Stock or voting stock as of the date of the Series P Preferred Stock Purchase Agreement, the PIK shares shall not be issued until the Company’s shareHolders approve the issuance of the Series P PIK Shares, unless the Company is no longer subject to the rules and listing standards of the Nasdaq SmallCap Market. Any election by the Company to pay dividends in shares of Series P Preferred Stock or cash shall be made uniformly with respect to all outstanding shares of Series P Preferred Stock for a given dividend period.

(b) No dividends shall be paid on any Common Stock of the Company or any other capital stock of the Company other than the Series M, Preferred Stock during any fiscal year of the Company until all outstanding Series P Preferred Dividends (with respect to the current fiscal year and all prior fiscal years) shall have been paid or declared and set apart for payment to the Holders of Series P Preferred Stock.

(c) In the event that the Company shall at any time pay a dividend on the Common Stock or any other class or Series P capital stock of the Company other than the Series M Preferred Stock, the Company shall, at the same time, pay to each Holder of Series P Preferred Stock a dividend equal to the dividend that would have been payable to such Holder if the shares of Series P Preferred Stock held by such Holder had been converted into Common Stock on the date of determination of Holders of Common Stock entitled to receive such dividends.

3. Liquidation; Redemption.    Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the Holders of the shares of Series P Preferred Stock shall rank (i) senior to the Holders of the Common Stock and Series N and O Preferred Stock (ii) on parity with the Holders of the Series M Preferred Stock, as to such distributions, and shall be entitled to be paid an amount per share equal to the Series P Stated Value plus any accrued and unpaid Series P Preferred Dividends (the “Liquidation Preference”). No modification of this Liquidation Preference shall be made without the prior written approval of at least 62.5% of the then outstanding Series P Preferred. If upon such liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the assets to be distributed among the Holders of the Series P Preferred Stock and any class or Series P capital stock ranking on a parity with the Series P Preferred Stock as to such distributions shall be insufficient to permit payment to the Holders of the Series P Preferred Stock and any such class or Series P capital stock of their respective liquidation amount, then the entire assets of the Company to be distributed shall be distributed pro rata to the Holders of Series P Preferred Stock and the Holders of such class or Series P capital stock ranking on a parity with the Series P Preferred Stock as to such distributions according to the preferential amounts due thereon.

4. Redemption.

(a) At any time after the effective date of the Registration Statement and (i) prior to the Term, or (ii) upon a Change of Control, the Company shall have the right, but not the obligation, to redeem all or a portion of the shares of Series P Preferred Stock by tendering to the Holder 130% of the Stated Value of the outstanding Series P Preferred Stock together with allaccrued but unpaid dividends. At the Term, the Company shall have the right, but not the obligation, to redeem all or a portion of the shares of Series P Preferred Stock by tendering to the Holder 100% of the Conversion Price together with all accrued but unpaid dividends .

(b) In the event that the Company elects to redeem the Series P prior to the Registration Statement becoming effective, the Company may redeem the Series P by paying to the Investor the greater of: (1) 130% of the outstanding Stated Value of the Series P plus accrued but unpaid dividends, and (2) 100% of the Stated Value of the Series P plus all accrued but unpaid dividends, plus 50% of the difference between the Fixed Conversion Price then in effect and the average closing price of the Company’s common stock for the 30 calendar days preceding such redemption.

( c) At the (i) Term,or (ii) if an Event of a Default occurs, the Series P Preferred Dividends shall increase to the rate of eighteen percent (18%) until such time as the Company converts or redeems the Shares under Section 4(a) hereof.

5. Conversion.

5A. Right to Convert.    Subject to the terms and conditions of this paragraph 5A and 5B, the Holder of any share or shares of Series P Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series P Preferred Stock into such number of fully paid and nonassessable whole shares of Common Stock as is obtained by multiplying the number of shares of Series P Preferred Stock so to be converted by the Liquidation Preference per share and dividing the result by the conversion price of $3.34 per share or, if there has been an adjustment of the conversion price, by the conversion price as last adjusted and in effect at the date any share or shares of Series P Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to herein as the “Conversion Price”). Such rights of conversion shall be exercised by the Holder at any time during its usual business hours on the date set forth in such notice, together with a properly completed notice of conversion in the form attached hereto with a statement of the name or names (with address), subject to compliance with applicable laws to the extent such designation shall involve a transfer, in which the certificate or certificates for shares of Common Stock, shall be issued. Such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been given by the Holder. The Holder may not convert that amount of the Obligation Amount on a Conversion Date in amounts that would result in the Holder having a beneficial ownership of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on such Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Series P and accrued dividends with respect to which the determination of this proviso is being made on such Conversion Date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company. For the purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to successive exercises which would result in the aggregate issuance of more than 4.99%. The Holder may revoke the conversion limitation described in this Paragraph, in whole or in part, upon 61 days prior notice to the Company. The Holder may allocate which of the equity of the Company deemed beneficially owned by the Holder shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.

5B. Mandatory Conversion.    If at any time after the Closing Date, and after the Registration Statement has been effective for a minimum of 20 consecutive trading days, the closing price of the Company’s Common Stock is at least $6.00 for twenty (20) consecutive trading days, at the election of the Company, each Holder must convert its Series P Preferred Stock into shares of the Company’s Common Stock (the

“Mandatory Conversion”). Each Mandatory Conversion in any calendar month shall be limited to ten percent (10%) of the total dollar volume traded in Company’s common stock in the previous calendar month.

5C. Issuance of Certificates; Time Conversion Effected.    Within three (3) business days after the conversion of the Series P Preferred Stock , the Company shall issue and deliver, or cause to be issued and delivered, to the Holder, registered in such name or names as such Holder may direct, subject to compliance with applicable laws to the extent such designation shall involve a transfer of, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series P Preferred Stock. Upon the effective date of any such conversion, the rights of the Holder of the shares of Series P Preferred Stock being converted shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the Holder or Holders of record of the shares represented thereby. The Company understands that a delay in the delivery of Common Stock upon (i) conversion of the Series P Preferred Stock in the form required pursuant to this Certificate and the Stock Purchase Agreement, or (ii) in response to a proper request to have a restrictive legend removed under Rule 144 of the Securities Act of 1933 , could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to the Holder for such late delivery of Common Stock upon Conversion of the Series P Preferred Stock in the amount of $100 per business day after the third business day after a request for conversion, or a legend removal, has been made for each $10,000 of Series P Preferred Stock and accrued dividends being converted, or the corresponding Common Stock, for which a legend removal has been requested, which is not timely delivered. The Company shall pay any payments incurred under this section in immediately available funds upon demand. Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery as stated in this Section 5C, the Holder will be entitled to revoke all or part of the relevant notice of conversion by delivery of a notice to such effect to the Company whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the delivery of such notice, except that the liquidated damages described above shall be payable through the date notice of revocation is given to the Company.

5D. Fractional Shares; Dividends; Partial Conversion.    No fractional shares shall be issued upon conversion of the Series P Preferred Stock into Common Stock, and the number of shares of Common Stock to be issued shall be rounded up to the nearest whole share. In addition to any other rights available to the Holder, if the Company fails to make timely delivery to the Holder such certificate or certificates, pursuant to Section 5C, within five (5) business days and if within seven (7) business days thereafter the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Common Stock which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Company shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) within five (5) business days after written notice from the Holder, the amount by which (A) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate Stated Value of the shares of Series A Preferred Stock for which such conversion was not timely honored, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if the Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of Stated Value of Series A Preferred Stock, the Company shall be required to pay the Holder $1,000, plus interest. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

5E. Adjustment of Conversion Price.    If the Company shall issue or sell, or is, in accordance with subsections 5E(1) through 5E(8) below, deemed to have issued or sold, any Additional Shares of Common Stock without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then and in each such case (a “Trigger Issuance”) the then-existing Conversion Price, shall be reduced, as of the close of business on the effective date of the Trigger Issuance, to a price determined as follows:

Adjusted Conversion Price =	(A x B) + D
A + C

where

“A” equals the number of shares of Common Stock outstanding, including Additional Shares of Common Stock (as defined below) deemed to be issued hereunder, immediately preceding such Trigger Issuance;

“B” equals the Conversion Price in effect immediately preceding such Trigger Issuance;

“C” equals the number of Additional Shares of Common Stock issued or deemed issued hereunder as a result of the Trigger Issuance; and

“D” equals the aggregate consideration, if any, received or deemed to be received by the Company upon such Trigger Issuance;

provided, however, that in no event shall the Conversion Price after giving effect to such Trigger Issuance be greater than the Conversion Price in effect prior to such Trigger Issuance.

For purposes of this subsection 5E, “Additional Shares of Common Stock” shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this subsection 5E, other than Excluded Stock.

In the event that the adjustment to the conversion price would result in the Company issuing a total number of common shares, upon conversion of the Series P Preferred shares, that is in excess of 20% of the Company’s outstanding Common Stock or voting stock as of the date of the Series P Preferred Stock Purchase Agreement, then no adjustment will occur until the Company’s shareholders approve the issuance of the Series P Preferred.

For purposes of this subsection 5E, the following paragraphs 5E(1) to 5E(8) shall also be applicable:

5E(1) Issuance of Rights or Options.    In case at any time the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called “Options” and such convertible or exchangeable stock or securities being called “Convertible Securities”) whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price. Except as otherwise provided in subsection 5E(3) no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

5E(2) Issuance of Convertible Securities.    In case the Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price, provided that (a) except as otherwise provided in subsection 5E(3), no adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (b) no further adjustment of the Conversion Price shall be made by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been made pursuant to the other provisions of subsection 5D.

5E(3) Change in Option Price or Conversion Rate.    Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subsection 5E(l) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections 5E(l) or 5E(2), or the rate at which Convertible Securities referred to in subsections 5D(l) or 5D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the termination of any Option for which any adjustment was made pursuant to this subsection 5(E) or any right to convert or exchange Convertible Securities for which any adjustment was made pursuant to this subsection 5(E) (including without limitation upon the redemption or purchase for consideration of such Convertible Securities by the Company), and after five (5) calendar days notice to the Holder, the Conversion Price then in effect hereunder shall forthwith be changed to the Conversion Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

5E(4) Stock Dividends.    Subject to the provisions of this subsection 4D, in case the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration; provided, however, that the provisions of this subsection 5E(4) shall not apply to the issuance of PIK Shares in accordance with the terms hereof.

5E(5) Subdivision or Combination of Stock.    In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or shall declare or pay a dividend on its outstanding shares of Common Stock payable in shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

5E(6) Consideration for Stock.    In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, after deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If Common Stock, Options or Convertible Securities shall be issued or sold by the Company and, in connection therewith, other Options or Convertible Securities (the “Additional Rights”) are issued, then the consideration received or deemed to be received by the Company shall be reduced by the fair market value of the Additional Rights (as determined using the Black-Scholes option pricing model or another method mutually agreed to by the Company and the Holder). The Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Holder as to the fair market value of the Additional Rights. In the event that the Board of Directors of the Company and the Holder are unable to agree upon the fair market value of the Additional Rights, the Company and the Holder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne by the Company.

5E(7) Record Date.    In case the Company shall take a record of the Holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

5E(8) Treasury Shares.    The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof) shall be considered an issue or sale of Common Stock for the purpose of this Section 4E.

5F Stock Splits and Dividends.    If the Company shall, at any time or from time to time while the Series P Preferred Stock is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the Conversion Price in effect immediately prior to the date upon which such change shall become effective shall be adjusted by the Company so that the Holder thereafter converting its shares of Series P Preferred Stock shall be entitled to receive the number of shares of Common Stock or other capital stock which the such Holder would have received if the shares of Series P Preferred Stock had been converted immediately prior to such event. Such adjustments shall be made successively whenever any event listed above shall occur.

5G. Reorganization or Reclassification.    If any capital reorganization or reclassification of the capital stock of the Company shall be effected in such a way (including, without limitation, by way of consolidation or merger) that Holders of Common Stock but not Holders of Series P Preferred Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock then, as a condition of such reorganization or reclassification, lawful and adequate provision shall be made whereby each Holder of a share or shares of Series P Preferred Stock shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon the conversion of such share or shares of the Series P Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization or reclassification not taken place and in any such case appropriate provision shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights (including an immediate adjustment, by reason of such reorganization or reclassification, of the Conversion Price to the value for the Common Stock reflected by the terms of such reorganization or reclassification if the value so reflected is less than the Conversion Price in effect immediately prior to such reorganization or reclassification). In the event of a merger or consolidation of the Company as a result of which a greater or lesser number of shares of common stock of the surviving corporation are issuable to Holders of the Common Stock of the Company outstanding immediately prior to such merger or consolidation, the Conversion Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Company.

5H. Distributions.    In case the Company shall fix a payment date for the making of a distribution to all Holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 5F), or subscription rights or warrants, the Conversion Price to be in effect after such payment date shall be determined by multiplying the Conversion Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price (as defined below) per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company’s Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date. “Market Price” as of a particular date (the “Valuation Date”) shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date; (b) if the Common Stock is then quoted on The Nasdaq Stock Market, Inc. (“Nasdaq”), the National Association of Securities Dealers, Inc. OTC Bulletin Board (the “Bulletin Board”) or such similar exchange or association, the closing sale price of one share of Common Stock on Nasdaq, the Bulletin Board or such other exchange or association on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted thereon over the immediately preceding three trading day period prior to the Valuation Date; or (c) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq, the Bulletin Board or such other exchange or association, the fair market value of one share of Common Stock as of the Valuation Date, shall be determined in good faith by the Board of Directors of the Company and the Holders of at least 62.5% of the outstanding Series P Preferred Stock. If the Common Stock is not then listed on a national securities exchange, the Bulletin Board or such other exchange or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by a Holder of Series P Preferred Stock prior to the exercise hereunder as to the fair market value of a share of Common Stock as determined by the Board of Directors of the Company. In the event that the Board of Directors of the Company and the Holders of at least 62.5% of the outstanding Series P Preferred Stock are unable to agree upon the fair market value in respect of subpart (c) hereof, the Company and the Holders of at least 62.5% of the outstanding Series P Preferred Stock shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne by the Company. Such adjustment shall be made successively whenever such a payment date is fixed.

5I. Effective Date of Adjustment.    An adjustment to the Conversion Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

5J. Subsequent Adjustments.    In the event that, as a result of an adjustment made pursuant to this Section 4, Holders of Series P Preferred Stock shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon the conversion of the Series P Preferred Stock shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Conversion Shares contained herein.

5K. Notice of Adjustment.    Upon any adjustment of the Conversion Price, then, and in each such case the Company shall give written notice thereof by first class mail, postage prepaid, addressed to each Holder of shares of Series P Preferred Stock at the address of such Holder as shown on the books of the Company, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

5L. Other Notices.    In case at any time:

(1) the Company shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the Holders of its Common Stock;

(2) the Company shall offer for subscription pro rata to the Holders of its Common Stock any additional shares of such stock of any class or other rights;

(3) there shall be any capital reorganization or reclassification of the capital stock of the Company, or a consolidation or merger of the Company with, or a sale of all or substantially all its assets to, another corporation; or

(4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to each Holder of any shares of Series P Preferred Stock at the address of such Holder as shown on the books of the Company, (a) at least 15 days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 15 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the Holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the Holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

5M. Stock to be Reserved.

(1) The Company will at all times reserve and keep available out of its authorized but unissued Common Stock solely for the purpose of issuance upon the conversion of the Series P Preferred Stock as herein provided, 150% of such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series P Preferred Stock. All shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all liens, duties and charges arising out of or by reason of the issue thereof (including, without limitation, in respect of taxes) and, without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Conversion Price. The Company will take all such action within its control as may be necessary on its part to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Company may be listed. The Company will not take any action which results in any adjustment of the Conversion Price if after such action the total number of shares of Common Stock issued and outstanding and thereafter issuable upon exercise of all options and conversion of Convertible Securities, including upon conversion of the Series P Preferred Stock, would exceed the total number of shares of such class of Common Stock then authorized by the Company’s Certificate of Incorporation, or result in a conversion price less than the par value.

(2) The Company will at all times reserve and keep available out of its authorized Series P Preferred Stock such number of shares of Series P Preferred Stock as is equal to the number of shares of Series P Preferred Stock then outstanding. All shares of Series P Preferred Stock, which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all liens, duties and charges arising out of or by reason of the issue thereof (including, without limitation, in respect of taxes).

5N. No Reissuance or Additional Issuance of Series P Preferred Stock.    Shares of Series P Preferred Stock that are converted into shares of Common Stock as provided herein shall be retired and may not be reissued as Series P Preferred Stock but may be reissued as all or part of another Series P Preferred Stock. No additional Shares of Series P Preferred will be authorized or issued, other than as originally authorized.

5O. Issue Tax.    The issuance of certificates for shares of Common Stock upon conversion of the Series P Preferred Stock shall be made without charge to the Holders thereof for any issuance tax, stamp tax, transfer tax, duty or charge in respect thereof, provided that the Company shall not be required to pay any tax, duty or charge which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Series P Preferred Stock which is being converted.

5P. Closing of Books.    The Company will at no time close its transfer books against the transfer of any Series P Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series P Preferred Stock in any manner which interferes with the timely conversion of such Series P Preferred Stock; provided, however, nothing herein shall be construed to prevent the Company from setting record dates for the Holders of its securities.

6. Other Covenants.    As long as at least 60% of the Series P Preferred remains outstanding, the Holders, acting as a single class, shall have the right to appoint one (1) person to attend all meetings of the Company’s Board of Directors as a monitor.

7. Offering Restrictions.    For so long as Series P Preferred Stock is outstanding, the Company will not enter into any equity line of credit or similar agreement, nor issue nor agree to issue any floating or variable priced equity linked instruments nor any of the foregoing or equity with price reset rights.

8. No Waiver.    Except as otherwise modified or provided for herein, the Holders of Series P Preferred Stock shall also be entitled to, and shall not be deemed to have waived, any other applicable rights granted to such Holders under the Delaware General Corporation Law.

9. No Impairment.    The Company will not, through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions hereunder and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights and liquidation preferences granted hereunder of the Holders of the Series P Preferred Stock against impairment.

8. Action By Holders.    Any action or consent to be taken or given by the Holders of the Series P Preferred Stock may be given either at a meeting of the Holders of the Series P Preferred Stock called and held for such purpose or by written consent.

[Execution Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designations, Preferences and Rights this 14th day of October 2005.

VELOCITY EXPRESS CORPORATION

By:
Name: Wesley Fredenburg
Title: Secretary

APPENDIX B

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

OF

SERIES N CONVERTIBLE PREFERRED STOCK

OF

VELOCITY EXPRESS CORPORATION

(Pursuant to Section 151 of the

Delaware General Corporation Law)

Velocity Express Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Company”), hereby certifies that, pursuant to authority vested in the Board of Directors of the Company by Article IV of the Certificate of Incorporation of the Company, the following resolution was adopted as of April 14, 2005 by the Board of Directors of the Company pursuant to Section 151 of the Delaware General Corporation Law:

“RESOLVED that, pursuant to authority vested in the Board of Directors of the Company by Article IV of the Company’s Certificate of Incorporation, out of the total authorized number of 299,515,270 shares of its preferred stock, par value $0.004 per share (“Preferred Stock”), there shall be designated a series of 2,544,097 shares which shall be issued in and constitute a single series to be known as “Series N Convertible Preferred Stock” (hereinafter called the “Series N Preferred Stock”). The shares of Series N Preferred Stock have the voting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions thereof set forth below:

1. Certain Definitions.

As used in this Certificate of Designations, Preferences and Rights of Series N Convertible Preferred Stock of Velocity Express Corporation, the following terms shall have the respective meanings set forth below:

“Affiliate”, as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

“Common Stock” means the common stock, $0.004 par value per share, of the Company, including the stock into which the Series N Preferred Stock is convertible, and any securities into which the Common Stock may be reclassified.

“Excluded Stock” means (A) capital stock, Options (as defined in Section 4D(1)) or Convertible Securities (as defined in Section 4D(1)) issued to employees, consultants, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (B) shares of Common Stock issued upon the conversion or exercise of Options or Convertible Securities issued prior to the date hereof, provided that such securities have not been amended since the date hereof, (C) capital stock or Convertible Securities issued to a lender in connection with the provision of credit to the Company and (D) shares of Common Stock issued or issuable by reason of a dividend, stock split or other distribution on shares of Common Stock (but only to the extent that such a dividend, split or distribution results in an adjustment in the Conversion Price pursuant to the other provisions of this Series N Preferred Stock).

“Market Price” means the lower of market value of the Common Stock as of (i) the date of the binding agreement to issue the Series N Preferred Stock or (ii) the date of issuance of the Series N Preferred Stock.

“Person” shall be construed in the broadest sense and means and includes any natural person, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and other entity or governmental or quasi-governmental entity.

“Series N Stated Value” means $3.685 (appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Series N Preferred Stock occurring after the date hereof).

“Subsidiary” means any corporation, association or other business entity (i) at least 50% of the outstanding voting securities of which are at the time owned or controlled, directly or indirectly, by the Company; or (ii) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such Person.

2. Dividends.

(a) Each holder of Series N Preferred Stock, in preference and priority to the holders of all other classes of stock other than holders of the Series M Preferred Stock, shall be entitled to receive, with respect to each share of Series N Preferred Stock then outstanding and held by such holder of Series N Preferred Stock, dividends, commencing from the date of issuance of such share of Series N Preferred Stock, at the rate of six percent (6%) per annum of the Series N Stated Value (the “Series N Preferred Dividends”). The Series N Preferred Dividends shall be cumulative, whether or not earned or declared, and shall be paid quarterly in arrears on the first day of March, June, September and December in each year. During the first two (2) years following the date of issuance, the Series N Preferred Dividends shall be paid by issuing each holder of Series N Preferred Stock such number of shares of Series N Preferred Stock equal to the Series N Preferred Dividend divided by the Series N Stated Value (“PIK Shares”). From and after the second anniversary of the date of issuance, the Company shall have the option to pay the Series N Preferred Dividends in PIK Shares or in cash out of legally available funds therefor. Any election by the Company to pay dividends in shares of Series N Preferred Stock or cash shall be made uniformly with respect to all outstanding shares of Series N Preferred Stock for a given dividend period.

(b) No dividends shall be paid on any Common Stock of the Company or any other capital stock of the Company other than the Series M Preferred Stock during any fiscal year of the Company until all outstanding Series N Preferred Dividends (with respect to the current fiscal year and all prior fiscal years) shall have been paid or declared and set apart for payment to the holders of Series N Preferred Stock.

(c) In the event that the Company shall at any time pay a dividend on the Common Stock (other than a dividend payable solely in shares of Common Stock) or any other class or series of capital stock of the Company other than the Series M Preferred Stock, the Company shall, at the same time, pay to each holder of Series N Preferred Stock a dividend equal to the dividend that would have been payable to such holder if the shares of Series N Preferred Stock held by such holder had been converted into Common Stock on the date of determination of holders of Common Stock entitled to receive such dividends.

3. Liquidation; Redemption.    Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the shares of Series N Preferred Stock shall rank (i) senior to the holders of the Common Stock and any other class or series of capital stock of the Company hereafter created and (ii) junior to the holders of the Series M Preferred Stock, as to such distributions, and shall be entitled to be paid an amount per share equal to the Series N Stated Value plus any accrued and unpaid Series N Preferred Dividends (the “Liquidation Preference”). If upon such liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the assets to be distributed among the holders of the Series N Preferred Stock and any class or series of capital stock ranking on a parity with the Series N Preferred Stock as to such distributions shall be insufficient to permit payment to the holders of the Series N Preferred Stock and any such class or series of capital stock of their respective liquidation amount, then the entire assets of the Company to be distributed shall be distributed pro rata to the holders of Series N Preferred Stock and the holders of such class or series of capital stock ranking on a parity with the Series N Preferred Stock as to such distributions according to the preferential amounts due thereon. Unless waived in writing by the holders of at least 62.5% of the Series N Preferred Stock then outstanding, voting together as one class, a consolidation or merger of the Company into or with any other entity or entities, or the sale or transfer by the Company of all or substantially all of its assets, in each case under circumstances in which the holders of a majority in voting power of the outstanding capital stock of the Company, immediately prior to such a merger, consolidation or sale, own less than a majority in voting power of the outstanding capital stock of the corporation or the surviving or resulting corporation or acquirer, as the case may be, immediately following such a merger, consolidation or sale (each such transaction being hereinafter referred to as a “Corporate Transaction”) shall be deemed to be a liquidation within the meaning of this Section 3; provided, however, that the holder(s) of any share or shares of Series N Preferred Stock shall have the right, at its option, upon consummation of a Corporate Transaction, to require the Company to redeem such holder(s) shares or shares of Series N Preferred Stock, for an amount equal to such holder’s Liquidation Preference.

4. Conversion.

4A. Right to Convert.    Subject to the terms and conditions of this paragraph 4A, the holder of any share or shares of Series N Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series N Preferred Stock into such number of fully paid and nonassessable whole shares of Common Stock as is obtained by multiplying the number of shares of Series N Preferred Stock so to be converted by the Liquidation Preference per share and dividing the result by the conversion price of $3.685 per share or, if there has been an adjustment of the conversion price, by the conversion price as last adjusted and in effect at the date any share or shares of Series N Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to herein as the “Conversion Price”). Such rights of conversion shall be exercised by the holder thereof by surrender of a certificate or certificates for the shares to be converted to the Company at its principal office (or such other office or agency of the Company as the Company may designate by notice in writing to the holder or holders of the Series N Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a properly completed notice of conversion in the form attached to the Series N Preferred Stock certificate with a statement of the name or names (with address), subject to compliance with applicable laws to the extent such designation shall involve a transfer, in which the certificate or certificates for shares of Common Stock, shall be issued. Such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Company and the certificate or certificates for such shares shall have been surrendered as aforesaid.

4B. Issuance of Certificates; Time Conversion Effected.    Within three business days after the conversion of the Series N Preferred Stock and surrender of the certificate or certificates for the share or shares of the Series N Preferred Stock being converted, the Company shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, subject to compliance with applicable laws to the extent such designation shall involve a transfer, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series N Preferred Stock. Upon the effective date of any such conversion, the rights of the holder of the shares of Series N Preferred Stock being converted shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

4C. Fractional Shares; Dividends; Partial Conversion.    No fractional shares shall be issued upon conversion of the Series N Preferred Stock into Common Stock, and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share. In case the number of shares of Series N Preferred Stock represented by the certificate or certificates surrendered pursuant to subsection

4A(a) exceeds the number of shares converted, the Company shall upon such conversion, execute and deliver to the holder thereof at the expense of the Company, a new certificate for the number of shares of Series N Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.

4D. Adjustment of Conversion Price.    If the Company shall issue or sell, or is, in accordance with subsections 4D(1) through 4D(8) below, deemed to have issued or sold, any Additional Shares of Common Stock without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then and in each such case (a “Trigger Issuance”) the then-existing Conversion Price, shall be reduced, as of the close of business on the effective date of the Trigger Issuance, to a price determined as follows:

Adjusted Conversion Price =	(A x B) + D
A + C

where

“A” equals the number of shares of Common Stock outstanding, including Additional Shares of Common Stock (as defined below) deemed to be issued hereunder, immediately preceding such Trigger Issuance;

“B” equals the Conversion Price in effect immediately preceding such Trigger Issuance;

“C” equals the number of Additional Shares of Common Stock issued or deemed issued hereunder as a result of the Trigger Issuance; and

“D” equals the aggregate consideration, if any, received or deemed to be received by the Company upon such Trigger Issuance;

provided, however, that in no event shall the Conversion Price after giving effect to such Trigger Issuance be greater than the Conversion Price in effect prior to such Trigger Issuance.

For purposes of this subsection 4D, “Additional Shares of Common Stock” shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this subsection 4D, other than Excluded Stock.

For purposes of this subsection 4D, the following paragraphs 4D(1) to 4D(8) shall also be applicable:

4D(1) Issuance of Rights or Options.    In case at any time the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called “Options” and such convertible or exchangeable stock or securities being called “Convertible Securities”) whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such

Options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price. Except as otherwise provided in subsection 4D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

4D(2) Issuance of Convertible Securities.    In case the Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price, provided that (a) except as otherwise provided in subsection 4D(3), no adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (b) no further adjustment of the Conversion Price shall be made by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been made pursuant to the other provisions of subsection 4D.

4D(3) Change in Option Price or Conversion Rate.    Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subsection 4D(l) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections 4D(l) or 4D(2), or the rate at which Convertible Securities referred to in subsections 4D(l) or 4D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the termination of any Option for which any adjustment was made pursuant to this subsection 4(D) or any right to convert or exchange Convertible Securities for which any adjustment was made pursuant to this subsection 4(D) (including without limitation upon the redemption or purchase for consideration of such Convertible Securities by the Company), the Conversion Price then in effect hereunder shall forthwith be changed to the Conversion Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

4D(4) Stock Dividends.    Subject to the provisions of this subsection 4D, in case the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration; provided, however, that the provisions of this subsection 4D(4) shall not apply to the issuance of PIK Shares in accordance with the terms hereof.

4D(5) Subdivision or Combination of Stock.    In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or shall declare or pay a dividend on its outstanding shares of Common Stock payable in shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

4D(6) Consideration for Stock.    In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, after deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If Common Stock, Options or Convertible Securities shall be issued or sold by the Company and, in connection therewith, other Options or Convertible Securities (the “Additional Rights”) are issued, then the consideration received or deemed to be received by the Company shall be reduced by the fair market value of the Additional Rights (as determined using the Black-Scholes option pricing model or another method mutually agreed to by the Company and the holder). The Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the holder as to the fair market value of the Additional Rights. In the event that the Board of Directors of the Company and the holder are unable to agree upon the fair market value of the Additional Rights, the Company and the holder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Company and the holder.

4D(7) Record Date.    In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

4D(8) Treasury Shares.    The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof) shall be considered an issue or sale of Common Stock for the purpose of this Section 4D.

4E Stock Splits and Dividends.    If the Company shall, at any time or from time to time while the Series N Preferred Stock is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the Conversion Price in effect immediately prior to the date upon which such change shall become effective shall be adjusted by the Company so that the holder thereafter converting its shares of Series N Preferred Stock shall be entitled to receive the number of shares of Common Stock or other capital stock which the such holder would have received if the shares of Series N Preferred Stock had been converted immediately prior to such event. Such adjustments shall be made successively whenever any event listed above shall occur.

4F. Reorganization or Reclassification.    If any capital reorganization or reclassification of the capital stock of the Company shall be effected in such a way (including, without limitation, by way of consolidation or merger) that holders of Common Stock but not holders of Series N Preferred Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock then, as a condition of such reorganization or reclassification, lawful and adequate provision shall be made whereby each holder of a share or shares of Series N Preferred Stock shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon the conversion of such share or shares of the Series N Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization or reclassification not taken place and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights (including an immediate adjustment, by reason of such reorganization or reclassification, of the Conversion Price to the value for the Common Stock reflected by the terms of such reorganization or reclassification if the value so reflected is less than the Conversion Price in effect immediately prior to such reorganization or reclassification). In the event of a merger or consolidation of the Company as a result of which a greater or lesser number of shares of common stock of the surviving corporation are issuable to holders of the Common Stock of the Company outstanding immediately prior to such merger or consolidation, the Conversion Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Company.

4G. Distributions.    In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 4E), or subscription rights or warrants, the Conversion Price to be in effect after such payment date shall be determined by multiplying the Conversion Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price (as defined below) per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company’s Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date. “Market Price” as of a particular date (the “Valuation Date”) shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date; (b) if the Common Stock is then quoted on The Nasdaq Stock Market, Inc. (“Nasdaq”), the National Association of Securities Dealers, Inc. OTC Bulletin Board (the “Bulletin Board”) or such similar exchange or association, the closing sale price of one share of Common Stock on Nasdaq, the Bulletin Board or such other exchange or association on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted thereon on the last trading day prior to the Valuation Date; or (c) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq, the Bulletin Board or such other exchange or association, the fair market value of one share of Common Stock as of the Valuation Date, shall be determined in good faith by the Board of Directors of the Company and the holders of at least 62.5% of the outstanding Series N Preferred Stock. If the Common Stock is not then listed on a national securities exchange, the Bulletin Board or such other exchange or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by a holder of Series N Preferred Stock prior to the exercise hereunder as to the fair market value of a share of Common Stock as determined by the Board of Directors of the Company. In the event that the Board of

Directors of the Company and the holders of at least 62.5% of the outstanding Series N Preferred Stock are unable to agree upon the fair market value in respect of subpart (c) hereof, the Company and the holders of at least 62.5% of the outstanding Series N Preferred Stock shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and such holders. Such adjustment shall be made successively whenever such a payment date is fixed.

4H. Effective Date of Adjustment.    An adjustment to the Conversion Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

4I. Subsequent Adjustments.    In the event that, as a result of an adjustment made pursuant to this Section 4, holders of Series N Preferred Stock shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon the conversion of the Series N Preferred Stock shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Conversion Shares contained herein.

4J. Notice of Adjustment.    Upon any adjustment of the Conversion Price, then, and in each such case the Company shall give written notice thereof by first class mail, postage prepaid, addressed to each holder of shares of Series N Preferred Stock at the address of such holder as shown on the books of the Company, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

4K. Other Notices.    In case at any time:

(1) the Company shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

(2) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of such stock of any class or other rights;

(3) there shall be any capital reorganization or reclassification of the capital stock of the Company, or a consolidation or merger of the Company with, or a sale of all or substantially all its assets to, another corporation; or

(4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to each holder of any shares of Series N Preferred Stock at the address of such holder as shown on the books of the Company, (a) at least 15 days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 15 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

4L. Stock to be Reserved.

(1) The Company will at all times reserve and keep available out of its authorized but unissued Common Stock solely for the purpose of issuance upon the conversion of the Series N Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series N Preferred Stock. All shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all liens, duties and charges arising out of or by reason of the issue thereof (including, without limitation, in respect of taxes) and, without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Conversion Price. The Company will take all such action within its control as may be necessary on its part to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Company may be listed. The Company will not take any action which results in any adjustment of the Conversion Price if after such action the total number of shares of Common Stock issued and outstanding and thereafter issuable upon exercise of all options and conversion of Convertible Securities, including upon conversion of the Series N Preferred Stock, would exceed the total number of shares of such class of Common Stock then authorized by the Company’s Certificate of Incorporation.

(2) The Company will at all times reserve and keep available out of its authorized Series N Preferred Stock such number of shares of Series N Preferred Stock as is equal to the number of shares of Series N Preferred Stock then outstanding. All shares of Series N Preferred Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all liens, duties and charges arising out of or by reason of the issue thereof (including, without limitation, in respect of taxes).

4M. No Reissuance of Series N Preferred Stock.    Shares of Series N Preferred Stock that are converted into shares of Common Stock as provided herein shall be retired and may not be reissued as Series N Preferred Stock but may be reissued as all or part of another series of Preferred Stock.

4N. Issue Tax.    The issuance of certificates for shares of Common Stock upon conversion of the Series N Preferred Stock shall be made without charge to the holders thereof for any issuance tax, stamp tax, transfer tax, duty or charge in respect thereof, provided that the Company shall not be required to pay any tax, duty or charge which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series N Preferred Stock which is being converted.

4O. Closing of Books.    The Company will at no time close its transfer books against the transfer of any Series N Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series N Preferred Stock in any manner which interferes with the timely conversion of such Series N Preferred Stock; provided, however, nothing herein shall be construed to prevent the Company from setting record dates for the holders of its securities.

5. Voting—Series N Preferred Stock.    In addition to any class voting rights provided by law and this Certificate of Designations, the holders of Series N Preferred Stock shall have the right to vote together with the holders of Common Stock as a single class on any matter on which the holders of Common Stock are entitled to vote. With respect to the voting rights of the holders of the Series N Preferred Stock pursuant to the preceding sentence, each holder of Series N Preferred Stock shall be entitled to vote a number of votes equal to the ratio of the Series N Stated Value to the Market Price multiplied by the number of shares held by such holder, rounded down to the nearest whole number.

6. Certain Restrictions.    In addition to any other vote of the holders of Series N Preferred Stock required by law or by the Certificate of Incorporation, without the prior consent of the holders of at least 62.5% of the outstanding Series N Preferred Stock, given in person or by proxy, either in writing or at a special meeting called for that purpose, at which meeting the holders of the shares of such Series N Preferred Stock shall vote together as a class, the Company will not:

(a) authorize, create, designate, establish or issue (whether by merger or otherwise) (i) an increased number of shares of Series N Preferred Stock (other than shares of Series N Preferred Stock payable as payment-in-kind dividends on outstanding shares of Series N Preferred Stock), or (ii) any other class or series of capital stock ranking senior to or on parity with the Series N Preferred Stock as to dividends or upon liquidation or reclassify any shares of Common Stock into shares having any preference or priority as to dividends or upon liquidation superior to or on parity with any such preference or priority of Series N Preferred Stock;

(b) adopt a plan for the liquidation, dissolution or winding up of the affairs of the Company or any recapitalization plan (whether occurring by merger, consolidation or otherwise), file any petition seeking protection under any federal or state bankruptcy or insolvency law or make a general assignment for the benefit of creditors unless the holders of the Series N Preferred Stock will receive an amount in cash at least equal to the Liquidation Preference in such transaction;

(c) merge into or consolidate with engage in any share exchange with any other Person or permit any Person to merge into or consolidate with or engage in any share exchange the Company if immediately thereafter, less than 50% of the voting power of the surviving entity is retained by the holders of voting power of the Company immediately prior thereto unless the holders of the Series N Preferred Stock will receive an amount in cash at least equal to the Liquidation Preference in such transaction;

(d) adopt any stock option, stock compensation or stock purchase plan (other than the Stock Option Plan (as defined in the Purchase Agreement)), maintain any stock option, stock compensation or stock purchase plan which contains any “evergreen” or formula provisions increasing the number of shares of Common Stock available for grant thereunder (other than customary anti-dilution adjustments) or amend any existing stock option, stock compensation or stock purchase plan so as to increase the number of shares of Common Stock covered thereby;

(e) enter into any transaction with any Affiliate or stockholder of the Company;

(f) enter into or consummate the sale, lease, transfer, assignment or other disposition of all or any substantial part of its assets, whether in a single transaction or series of related transactions, to any Person unless the holders of the Series N Preferred Stock will receive an amount in cash at least equal to the Liquidation Preference in such transaction;

(g) amend, alter or repeal, whether by merger, consolidation or otherwise, the Certificate of Incorporation or By-laws of the Company or the Resolutions contained in this Certificate of Designations of the Series N Preferred Stock and the powers, preferences, privileges, relative, participating, optional and other special rights and qualifications, limitations and restrictions thereof, which would adversely affect any right, preference, privilege or voting power of the Series N Preferred Stock, or which would increase or decrease the amount of authorized shares of the Series N Preferred Stock or of any other series of preferred stock ranking senior to the Series N Preferred Stock, with respect to the payment of dividends (whether or not such series of preferred stock is cumulative or noncumulative as to payment of dividends) or upon liquidation;

(h) directly or indirectly, declare or pay any dividend (other than dividends permitted pursuant to Section 2 and dividends payable in shares of Common Stock but only to the extent that such stock dividend results in an adjustment of the Conversion Price pursuant to Section 4(D)(4)) or directly or indirectly purchase, redeem, repurchase or otherwise acquire or permit any Subsidiary to redeem, purchase, repurchase or otherwise acquire (or make any payment to a sinking fund for such redemption, purchase, repurchase or other acquisition) any share of Common Stock or any other class or series of the Company’s capital stock (except for shares of Common Stock repurchased from current of former employees, consultants, or directors upon termination of service in accordance with plans approved by the Company board of directors) whether in cash, securities or property or in obligations of the Company or any Subsidiary;

(i) materially change the nature or scope of the business of the Company or enter into any new line of business;

(j) consummate or agree to make any sale, transfer, assignment, pledge, lease, license or similar transaction by which the Company grants any rights to any of the Company’s intellectual property or technology other than non-exclusive licenses granted by the Company to customers in connection with the sale of the Company’s products in the ordinary course of business consistent with past practices;

(k) increase or decrease the number of directors comprising the Company’s Board of Directors; or

(l) agree to do any of the foregoing.

7. No Waiver.    Except as otherwise modified or provided for herein, the holders of Series N Preferred Stock shall also be entitled to, and shall not be deemed to have waived, any other applicable rights granted to such holders under the Delaware General Corporation Law.

8. No Impairment.    The Company will not, through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions hereunder and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights and liquidation preferences granted hereunder of the holders of the Series N Preferred Stock against impairment.

9. Amendment; Waiver.    Any term of the Series N Preferred Stock may be amended or waived (including the adjustment provisions included in Section 4(D) hereof) upon the written consent of the Company and the holders of at least 62.5% of the Series N Preferred Stock then outstanding; provided, however that the number of Conversion Shares issuable hereunder and the Conversion Price may not be amended, and the right to convert the Series N Preferred Stock may not be altered or waived, without the written consent of the holders of all of the Series N Preferred Stock then outstanding.

10. Action By Holders.    Any action or consent to be taken or given by the holders of the Series N Preferred Stock may be given either at a meeting of the holders of the Series N Preferred Stock called and held for such purpose or by written consent.

[Execution Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designations, Preferences and Rights this 28th day of April, 2005.

VELOCITY EXPRESS CORPORATION

By:	/S/ WESLEY C. FREDENBURG
Name: Wesley C. Fredenburg
Title: Secretary

APPENDIX C

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

OF

SERIES O CONVERTIBLE PREFERRED STOCK

OF

VELOCITY EXPRESS CORPORATION

(Pursuant to Section 151 of the

Delaware General Corporation Law)

Velocity Express Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Company”), hereby certifies that, pursuant to authority vested in the Board of Directors of the Company by Article IV of the Certificate of Incorporation of the Company, the following resolution was adopted as of July 18, 2005 by the Board of Directors of the Company pursuant to Section 151 of the Delaware General Corporation Law:

“RESOLVED that, pursuant to authority vested in the Board of Directors of the Company by Article IV of the Company’s Certificate of Incorporation, out of the total authorized number of 299,515,270 shares of its preferred stock, par value $0.004 per share (“Preferred Stock”), there shall be designated a series of 1,625,000 shares which shall be issued in and constitute a single series to be known as “Series O Convertible Preferred Stock” (hereinafter called the “Series O Preferred Stock”). The shares of Series O Preferred Stock have the voting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions thereof set forth below:

1. Certain Definitions.

As used in this Certificate of Designations, Preferences and Rights of Series O Convertible Preferred Stock of Velocity Express Corporation, the following terms shall have the respective meanings set forth below:

“Affiliate”, as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

“Common Stock” means the common stock, $0.004 par value per share, of the Company, including the stock into which the Series O Preferred Stock is convertible, and any securities into which the Common Stock may be reclassified.

“Excluded Stock” means (A) capital stock, Options (as defined in Section 4D(1)) or Convertible Securities (as defined in Section 4D(1)) issued to employees, consultants, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (B) shares of Common Stock issued upon the conversion or exercise of Options or Convertible Securities issued prior to the date hereof, provided that such securities have not been amended since the date hereof, (C) capital stock or Convertible Securities issued to a lender in connection with the provision of credit to the Company and (D) shares of Common Stock issued or issuable by reason of a dividend, stock split or other distribution on shares of Common Stock (but only to the extent that such a dividend, split or distribution results in an adjustment in the Conversion Price pursuant to the other provisions of this Series N Preferred Stock).

“Market Price” means the lower of market value of the Common Stock as of (i) the date of the binding agreement to issue the Series O Preferred Stock or (ii) the date of issuance of the Series O Preferred Stock.

“Person” shall be construed in the broadest sense and means and includes any natural person, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and other entity or governmental or quasi-governmental entity.

“Series O Stated Value” means $4.00 (appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Series O Preferred Stock occurring after the date hereof).

“Subsidiary” means any corporation, association or other business entity (i) at least 50% of the outstanding voting securities of which are at the time owned or controlled, directly or indirectly, by the Company; or (ii) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such Person.

2. Dividends.

(a) Each holder of Series O Preferred Stock, in preference and priority to the holders of all other classes of stock other than holders of the Series M and N Preferred Stock, shall be entitled to receive, with respect to each share of Series O Preferred Stock then outstanding and held by such holder of Series O Preferred Stock, dividends, commencing from the date of issuance of such share of Series O Preferred Stock, at the rate of six percent (6%) per annum of the Series O Stated Value (the “Series O Preferred Dividends”). The Series O Preferred Dividends shall be cumulative, whether or not earned or declared, and shall be paid quarterly in arrears on the first day of March, June, September and December in each year. During the first two (2) years following the date of issuance, the Series O Preferred Dividends shall be paid by issuing each holder of Series O Preferred Stock such number of shares of Series O Preferred Stock equal to the Series O Preferred Dividend divided by the Series O Stated Value (“PIK Shares”). In the event that the issuance of the PIK shares would result in the Company issuing a total number of Series O Preferred shares that is in excess of 20% of the Company’s outstanding Common Stock or voting stock as of the date of the Series O Preferred Stock Purchase Agreement, the PIK shares shall not be issued until the Company’s shareholders approve the issuance of the Series O Preferred. From and after the second anniversary of the date of issuance, the Company shall have the option to pay the Series O Preferred Dividends in PIK Shares or in cash out of legally available funds therefor. Any election by the Company to pay dividends in shares of Series O Preferred Stock or cash shall be made uniformly with respect to all outstanding shares of Series O Preferred Stock for a given dividend period.

(b) No dividends shall be paid on any Common Stock of the Company or any other capital stock of the Company other than the Series M and N Preferred Stock during any fiscal year of the Company until all outstanding Series O Preferred Dividends (with respect to the current fiscal year and all prior fiscal years) shall have been paid or declared and set apart for payment to the holders of Series O Preferred Stock.

(c) In the event that the Company shall at any time pay a dividend on the Common Stock (other than a dividend payable solely in shares of Common Stock) or any other class or series of capital stock of the Company other than the Series M and N Preferred Stock, the Company shall, at the same time, pay to each holder of Series O Preferred Stock a dividend equal to the dividend that would have been payable to such holder if the shares of Series O Preferred Stock held by such holder had been converted into Common Stock on the date of determination of holders of Common Stock entitled to receive such dividends.

3. Liquidation; Redemption.    Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the shares of Series O Preferred Stock shall rank (i) senior to the holders of the Common Stock and (ii) junior to the holders of the Series M and N Preferred Stock, as to such distributions, and shall be entitled to be paid an amount per share equal to the Series O Stated Value plus any accrued and unpaid Series O Preferred Dividends (the “Liquidation Preference”). If upon such liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the assets to be distributed among the holders of the Series O Preferred Stock and any class or series of capital stock ranking on a parity with the Series O Preferred Stock as to such distributions shall be insufficient to permit payment to the holders of the Series O Preferred Stock and any such class or series of capital stock of their respective liquidation amount, then the entire assets of the Company to be distributed shall be distributed pro rata to the holders of Series O Preferred Stock and the holders of such class or series of capital stock ranking on a parity with the Series O Preferred Stock as to such distributions according to the preferential amounts due thereon. Unless waived in writing by the holders of at least 62.5% of the Series O Preferred Stock then outstanding, voting together as one class, a consolidation or merger of the Company into or with any other entity or entities, or the sale or transfer by the Company of all or substantially all of its assets, in each case under circumstances in which the holders of a majority in voting power of the outstanding capital stock of the Company, immediately prior to such a merger, consolidation or sale, own less than a majority in voting power of the outstanding capital stock of the corporation or the surviving or resulting corporation or acquirer, as the case may be, immediately following such a merger, consolidation or sale (each such transaction being hereinafter referred to as a “Corporate Transaction”) shall be deemed to be a liquidation within the meaning of this Section 3; provided, however, that the holder(s) of any share or shares of Series O Preferred Stock shall have the right, at its option, upon consummation of a Corporate Transaction, to require the Company to redeem such holder(s) shares or shares of Series O Preferred Stock, for an amount equal to such holder’s Liquidation Preference.

4. Conversion.

4A. Right to Convert.    Subject to the terms and conditions of this paragraph 4A, the holder of any share or shares of Series O Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series O Preferred Stock into such number of fully paid and nonassessable whole shares of Common Stock as is obtained by multiplying the number of shares of Series O Preferred Stock so to be converted by the Liquidation Preference per share and dividing the result by the conversion price of $4.00 per share or, if there has been an adjustment of the conversion price, by the conversion price as last adjusted and in effect at the date any share or shares of Series O Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to herein as the “Conversion Price”). Such rights of conversion shall be exercised by the holder thereof by surrender of a certificate or certificates for the shares to be converted to the Company at its principal office (or such other office or agency of the Company as the Company may designate by notice in writing to the holder or holders of the Series O Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a properly completed notice of conversion in the form attached to the Series O Preferred Stock certificate with a statement of the name or names (with address), subject to compliance with applicable laws to the extent such designation shall involve a transfer, in which the certificate or certificates for shares of Common Stock, shall be issued. Such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Company and the certificate or certificates for such shares shall have been surrendered as aforesaid.

4B. Issuance of Certificates; Time Conversion Effected.    Within five business days after the conversion of the Series O Preferred Stock and surrender of the certificate or certificates for the share or shares of the Series O Preferred Stock being converted, the Company shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, subject to compliance with applicable laws to the extent such designation shall involve a transfer, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series O Preferred Stock. Upon the effective date of any such conversion, the rights of the holder of the shares of Series O Preferred Stock being converted shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

4C. Fractional Shares; Dividends; Partial Conversion.    No fractional shares shall be issued upon conversion of the Series O Preferred Stock into Common Stock, and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share. In case the number of shares of Series O Preferred Stock represented by the certificate or certificates surrendered pursuant to subsection 4A(a) exceeds the number of shares converted, the Company shall upon such conversion, execute and deliver to the holder thereof at the expense of the Company, a new certificate for the number of shares of Series N Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.

4D. Adjustment of Conversion Price.    If the Company shall issue or sell, or is, in accordance with subsections 4D(1) through 4D(8) below, deemed to have issued or sold, any Additional Shares of Common Stock without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then and in each such case (a “Trigger Issuance”) the then-existing Conversion Price, shall be reduced, as of the close of business on the effective date of the Trigger Issuance, to a price determined as follows:

Adjusted Conversion Price =	(A x B) + D
A + C

where

“A” equals the number of shares of Common Stock outstanding, including Additional Shares of Common Stock (as defined below) deemed to be issued hereunder, immediately preceding such Trigger Issuance;

“B” equals the Conversion Price in effect immediately preceding such Trigger Issuance;

“C” equals the number of Additional Shares of Common Stock issued or deemed issued hereunder as a result of the Trigger Issuance; and

“D” equals the aggregate consideration, if any, received or deemed to be received by the Company upon such Trigger Issuance;

provided, however, that in no event shall the Conversion Price after giving effect to such Trigger Issuance be greater than the Conversion Price in effect prior to such Trigger Issuance.

For purposes of this subsection 4D, “Additional Shares of Common Stock” shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this subsection 4D, other than Excluded Stock.

In the event that the adjustment to the conversion price would result in the Company issuing a total number of common shares, upon conversion of the Series O Preferred shares, that is in excess of 20% of the Company’s outstanding Common Stock or voting stock as of the date of the Series O Preferred Stock Purchase Agreement, then no adjustment will occur until the Company’s shareholders approve the issuance of the Series O Preferred.

For purposes of this subsection 4D, the following paragraphs 4D(1) to 4D(8) shall also be applicable:

4D(1) Issuance of Rights or Options.    In case at any time the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called “Options” and such convertible or exchangeable stock or securities being called “Convertible Securities”) whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price. Except as otherwise provided in subsection 4D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

4D(2) Issuance of Convertible Securities.    In case the Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price, provided that (a) except as otherwise provided in subsection 4D(3), no adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (b) no further adjustment of the Conversion Price shall be made by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been made pursuant to the other provisions of subsection 4D.

4D(3) Change in Option Price or Conversion Rate.    Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subsection 4D(l) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections 4D(l) or 4D(2), or the rate at which Convertible Securities referred to in subsections 4D(l) or 4D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the termination of any Option for which any adjustment was made pursuant to this subsection 4(D) or any right to convert or exchange Convertible Securities for which any adjustment was made pursuant to this subsection 4(D) (including without limitation upon the redemption or purchase for consideration of such Convertible Securities by the Company), the Conversion Price then in effect hereunder shall forthwith be changed to the Conversion Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

4D(4) Stock Dividends.    Subject to the provisions of this subsection 4D, in case the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or

Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration; provided, however, that the provisions of this subsection 4D(4) shall not apply to the issuance of PIK Shares in accordance with the terms hereof.

4D(5) Subdivision or Combination of Stock.    In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or shall declare or pay a dividend on its outstanding shares of Common Stock payable in shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

4D(6) Consideration for Stock.     In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, after deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If Common Stock, Options or Convertible Securities shall be issued or sold by the Company and, in connection therewith, other Options or Convertible Securities (the “Additional Rights”) are issued, then the consideration received or deemed to be received by the Company shall be reduced by the fair market value of the Additional Rights (as determined using the Black-Scholes option pricing model or another method mutually agreed to by the Company and the holder). The Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the holder as to the fair market value of the Additional Rights. In the event that the Board of Directors of the Company and the holder are unable to agree upon the fair market value of the Additional Rights, the Company and the holder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Company and the holder.

4D(7) Record Date.    In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

4D(8) Treasury Shares.    The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof) shall be considered an issue or sale of Common Stock for the purpose of this Section 4D.

4E Stock Splits and Dividends.     If the Company shall, at any time or from time to time while the Series O Preferred Stock is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the Conversion Price in effect immediately prior to the date upon which such change shall become effective shall be adjusted by the Company so that the holder thereafter converting its shares of

Series O Preferred Stock shall be entitled to receive the number of shares of Common Stock or other capital stock which the such holder would have received if the shares of Series O Preferred Stock had been converted immediately prior to such event. Such adjustments shall be made successively whenever any event listed above shall occur.

4F. Reorganization or Reclassification.    If any capital reorganization or reclassification of the capital stock of the Company shall be effected in such a way (including, without limitation, by way of consolidation or merger) that holders of Common Stock but not holders of Series O Preferred Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock then, as a condition of such reorganization or reclassification, lawful and adequate provision shall be made whereby each holder of a share or shares of Series O Preferred Stock shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon the conversion of such share or shares of the Series O Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization or reclassification not taken place and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights (including an immediate adjustment, by reason of such reorganization or reclassification, of the Conversion Price to the value for the Common Stock reflected by the terms of such reorganization or reclassification if the value so reflected is less than the Conversion Price in effect immediately prior to such reorganization or reclassification). In the event of a merger or consolidation of the Company as a result of which a greater or lesser number of shares of common stock of the surviving corporation are issuable to holders of the Common Stock of the Company outstanding immediately prior to such merger or consolidation, the Conversion Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Company.

4G. Distributions.    In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 4E), or subscription rights or warrants, the Conversion Price to be in effect after such payment date shall be determined by multiplying the Conversion Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price (as defined below) per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company’s Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date. “Market Price” as of a particular date (the “Valuation Date”) shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date; (b) if the Common Stock is then quoted on The Nasdaq Stock Market, Inc. (“Nasdaq”), the National Association of Securities Dealers, Inc. OTC Bulletin Board (the “Bulletin Board”) or such similar exchange or association, the closing sale price of one share of Common Stock on Nasdaq, the Bulletin Board or such other exchange or association on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted thereon on the last trading day prior to the Valuation Date; or (c) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq, the Bulletin Board or such other exchange or association, the fair market value of one share of Common Stock as of the Valuation Date, shall be determined in good faith by the Board of Directors of the Company and the holders of at least 62.5% of the outstanding Series O Preferred Stock. If the Common

Stock is not then listed on a national securities exchange, the Bulletin Board or such other exchange or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by a holder of Series O Preferred Stock prior to the exercise hereunder as to the fair market value of a share of Common Stock as determined by the Board of Directors of the Company. In the event that the Board of Directors of the Company and the holders of at least 62.5% of the outstanding Series O Preferred Stock are unable to agree upon the fair market value in respect of subpart (c) hereof, the Company and the holders of at least 62.5% of the outstanding Series O Preferred Stock shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and such holders. Such adjustment shall be made successively whenever such a payment date is fixed.

4H. Effective Date of Adjustment.    An adjustment to the Conversion Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

4I. Subsequent Adjustments.    In the event that, as a result of an adjustment made pursuant to this Section 4, holders of Series O Preferred Stock shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon the conversion of the Series O Preferred Stock shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Conversion Shares contained herein.

4J. Notice of Adjustment.    Upon any adjustment of the Conversion Price, then, and in each such case the Company shall give written notice thereof by first class mail, postage prepaid, addressed to each holder of shares of Series O Preferred Stock at the address of such holder as shown on the books of the Company, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

4K. Other Notices.    In case at any time:

(1) the Company shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

(2) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of such stock of any class or other rights;

(3) there shall be any capital reorganization or reclassification of the capital stock of the Company, or a consolidation or merger of the Company with, or a sale of all or substantially all its assets to, another corporation; or

(4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to each holder of any shares of Series O Preferred Stock at the address of such holder as shown on the books of the Company, (a) at least 15 days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 15 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

4L. Stock to be Reserved.

(1) The Company will at all times reserve and keep available out of its authorized but unissued Common Stock solely for the purpose of issuance upon the conversion of the Series O Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series O Preferred Stock. All shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all liens, duties and charges arising out of or by reason of the issue thereof (including, without limitation, in respect of taxes) and, without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Conversion Price. The Company will take all such action within its control as may be necessary on its part to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Company may be listed. The Company will not take any action which results in any adjustment of the Conversion Price if after such action the total number of shares of Common Stock issued and outstanding and thereafter issuable upon exercise of all options and conversion of Convertible Securities, including upon conversion of the Series O Preferred Stock, would exceed the total number of shares of such class of Common Stock then authorized by the Company’s Certificate of Incorporation.

(2) The Company will at all times reserve and keep available out of its authorized Series O Preferred Stock such number of shares of Series O Preferred Stock as is equal to the number of shares of Series O Preferred Stock then outstanding. All shares of Series O Preferred Stock, which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all liens, duties and charges arising out of or by reason of the issue thereof (including, without limitation, in respect of taxes).

4M. No Reissuance of Series O Preferred Stock.    Shares of Series O Preferred Stock that are converted into shares of Common Stock as provided herein shall be retired and may not be reissued as Series O Preferred Stock but may be reissued as all or part of another series of Preferred Stock.

4N. Issue Tax.    The issuance of certificates for shares of Common Stock upon conversion of the Series O Preferred Stock shall be made without charge to the holders thereof for any issuance tax, stamp tax, transfer tax, duty or charge in respect thereof, provided that the Company shall not be required to pay any tax, duty or charge which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series O Preferred Stock which is being converted.

4O. Closing of Books.    The Company will at no time close its transfer books against the transfer of any Series O Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series O Preferred Stock in any manner which interferes with the timely conversion of such Series O Preferred Stock; provided, however, nothing herein shall be construed to prevent the Company from setting record dates for the holders of its securities.

5. Voting—Series O Preferred Stock.    In addition to any class voting rights provided by law and this Certificate of Designations, the holders of Series O Preferred Stock shall have the right to vote together with the holders of Common Stock as a single class on any matter on which the holders of Common Stock are entitled to vote. With respect to the voting rights of the holders of the Series O Preferred Stock pursuant to the preceding sentence, each holder of Series O Preferred Stock shall be entitled to vote a number of votes equal to the ratio of the Series O Stated Value to the Market Price multiplied by the number of shares held by such holder, rounded down to the nearest whole number.

6. Certain Restrictions.    In addition to any other vote of the holders of Series O Preferred Stock required by law or by the Certificate of Incorporation, without the prior consent of the holders of at least 62.5% of the outstanding Series O Preferred Stock, given in person or by proxy, either in writing or at a special meeting called for that purpose, at which meeting the holders of the shares of such Series O Preferred Stock shall vote together as a class, the Company will not:

(a) authorize, create, designate, establish or issue (whether by merger or otherwise) (i) an increased number of shares of Series O Preferred Stock (other than shares of Series O Preferred Stock payable as payment-in-kind dividends on outstanding shares of Series O Preferred Stock), or (ii) any other class or series of capital stock ranking senior to or on parity with the Series O Preferred Stock as to dividends or upon liquidation or reclassify any shares of Common Stock into shares having any preference or priority as to dividends or upon liquidation superior to or on parity with any such preference or priority of Series O Preferred Stock;

(b) adopt a plan for the liquidation, dissolution or winding up of the affairs of the Company or any recapitalization plan (whether occurring by merger, consolidation or otherwise), file any petition seeking protection under any federal or state bankruptcy or insolvency law or make a general assignment for the benefit of creditors unless the holders of the Series O Preferred Stock will receive an amount in cash at least equal to the Liquidation Preference in such transaction;

(c) amend, alter or repeal, whether by merger, consolidation or otherwise, the Certificate of Incorporation or By-laws of the Company or the Resolutions contained in this Certificate of Designations of the Series O Preferred Stock and the powers, preferences, privileges, relative, participating, optional and other special rights and qualifications, limitations and restrictions thereof, which would adversely affect any right, preference, privilege or voting power of the Series O Preferred Stock, or which would increase or decrease the amount of authorized shares of the Series O Preferred Stock or of any other series of preferred stock ranking senior to the Series O Preferred Stock, with respect to the payment of dividends (whether or not such series of preferred stock is cumulative or noncumulative as to payment of dividends) or upon liquidation;

(d) agree to do any of the foregoing.

7. No Waiver.    Except as otherwise modified or provided for herein, the holders of Series O Preferred Stock shall also be entitled to, and shall not be deemed to have waived, any other applicable rights granted to such holders under the Delaware General Corporation Law.

8. No Impairment.    The Company will not, through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions hereunder and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights and liquidation preferences granted hereunder of the holders of the Series O Preferred Stock against impairment.

9. Amendment; Waiver.    Any term of the Series O Preferred Stock may be amended or waived (including the adjustment provisions included in Section 4(D) hereof) upon the written consent of the Company and the holders of at least 62.5% of the Series O Preferred Stock then outstanding; provided, however that the number of Conversion Shares issuable hereunder and the Conversion Price may not be amended, and the right to convert the Series O Preferred Stock may not be altered or waived, without the written consent of the holders of all of the Series O Preferred Stock then outstanding.

10. Action By Holders.    Any action or consent to be taken or given by the holders of the Series O Preferred Stock may be given either at a meeting of the holders of the Series O Preferred Stock called and held for such purpose or by written consent.

[Execution Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designations, Preferences and Rights this 20th day of July, 2005.

VELOCITY EXPRESS CORPORATION

By:	/S/ WESLEY FREDENBURG
Name: Wesley Fredenburg
Title: Secretary

APPENDIX D

CONSENT OF ERNST & YOUNG PLP

We consent to the incorporation by reference of our report dated                     , 2005, with respect to the consolidated financial statements of Velocity Express Corporation included in its Annual Reports on Forms 10-K for the three years ended                      2003,                      2004 and                      2005.

ERNST & YOUNG PLP

January     , 2006

D-1

VELOCITY EXPRESS CORPORATION

One Morningside Drive North,

Building B-Suite 300, Westport, CT 06880

(612) 337-4525

ANNUAL MEETING OF SHAREHOLDERS – FRIDAY, JANUARY 27, 2006, 3:00 P.M.

This proxy is solicited on behalf of the Board of Directors for use at the Special Meeting on Friday, January 27, 2005.

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement, each dated January __, 2006, hereby appoints VINCENT A. WASIK and WESLEY C. FREDENBURG as proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all shares of Common Stock, Series M Convertible Preferred Stock, Series N Convertible Preferred Stock, Series O Convertible Preferred Stock and Series P Convertible Preferred Stock of Velocity Express Corporation (the “Company”) held of record by the undersigned on December 23, 2005, at the Special Meeting of Shareholders to be held at the Stamford Sheraton 2701 Summer Street, Stamford, Connecticut, on Friday, January 27, 2005, at 3:00 p.m., local time, and at any adjournment or postponement thereof, on the following matters that are further described in the Proxy Statement related hereto.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 3. ABSTENTIONS WILL BE COUNTED TOWARD THE EXISTENCE OF A QUORUM.

The Board of Directors recommends a vote FOR Proposals 1 through 3.

1.            To approve certain terms of our Series P Convertible Preferred Stock (“Series P”) to permit the Company to (a) issue additional Series P as payment-in-kind dividends, (b) issue additional conversion shares pursuant to anti-dilution provisions of the Series P, and (c) exercise of the A Warrant and B Warrant issuable in connection with the Series P.

FOR	☐	AGAINST	☐	ABSTAIN	☐

2.            To approve certain terms of our Series N Convertible Preferred Stock (“Series N”) to permit the Company to issue additional Series N as payment-in-kind dividends, and the issuance of additional conversion shares pursuant to anti-dilution provisions thereof.

FOR	☐	AGAINST	☐	ABSTAIN	☐

3.            To approve certain terms of our Series O Convertible Preferred Stock (“Series O”) to permit the Company to issue additional Series O as payment-in-kind dividends, and the issuance of additional conversion shares pursuant to anti-dilution provisions thereof

FOR	☐	AGAINST	☐	ABSTAIN	☐

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, AND, IF A NOMINEE IS UNABLE TO SERVE, FOR A SUBSTITUTE.

YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, only one need sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signed:	Dated: